                                                                    EXHIBIT 21.1

                               List of Subsidiaries


1.       7400 Roosevelt Corp. (MA)

2.       AG A&R Services, Inc. (DE)

3.       AG Management Company (DE)

4.       AG Properties, Inc. (DE)

5.       AIMCO/Beacon Hill, Inc. (DE)

6.       AIMCO/Blossomtree, Inc. (DE)

7.       AIMCO/Brant Rock, Inc. (DE)

8.       AIMCO Calhoun, Inc. (DE)

9.       AIMCO/Colonnade, Inc. (DE)

10.      AIMCO/Foothills, Inc. (DE)

11.      AIMCO/Fox Bay, Inc. (DE)

12.      AIMCO/Foxtree, Inc. (DE)

13.      AIMCO/Freedom Place, Inc. (DE)

14.      AIMCO/Grovetree, Inc. (DE)

15.      AIMCO/Hazeltree, Inc. (DE)

16.      AIMCO/Hiddentree, Inc. (DE)

17.      AIMCO Holdings QRS, Inc. (DE - incorporated September 27, 1995)

18.      AIMCO/IPT, Inc. (DE)

19.      AIMCO/Islandtree, Inc. (DE)

20.      AIMCO LJ Tucson, Inc. (DE)

21.      AIMCO/Olmos, Inc. (DE)

22.      AIMCO/Orchidtree, Inc. (DE)

23.      AIMCO/OTC QRS, Inc. (DE)

24.      AIMCO/Pine Creek, Inc. (DE)

25.      AIMCO/Polo Park, Inc. (DE)

26.      AIMCO Properties Finance Corp. (DE - incorporated August 18, 1995)

27.      AIMCO/Quailtree, Inc. (DE)

28.      AIMCO/Rivercrest, Inc. (DE)

29.      AIMCO/Sand Castles, Inc. (DE)

30.      AIMCO/Sand Pebble, Inc. (DE)

31.      AIMCO/Shadetree, Inc. (DE)

32.      AIMCO/Shadow Lake, Inc. (DE)

33.      AIMCO/Silktree, Inc. (DE)

34.      AIMCO Somerset Inc. (DE)

35.      AIMCO/Surrey Oaks, Inc. (DE)

36.      AIMCO/Tall Timbers, Inc. (DE)

37.      AIMCO/The Hills, Inc. (DE)

38.      AIMCO/Timbertree, Inc. (DE)

39.      AIMCO/Twinbridge, Inc. (DE)

40.      AIMCO/Wickertree, Inc. (DE)

41.      AIMCO/Wildflower, Inc. (DE)

42.      AIMCO/Windsor Landing, Inc. (DE)

43.      AIMCO/Woodhollow, Inc. (DE)

44.      AIMCO/Wydewood, Inc. (DE)

45.      AIMCO/Yorktree, Inc. (DE)

46.      AIMCO-GP, Inc. (DE)

47.      AIMCO-LP, Inc. (DE)

48.      A.J. One, Inc.  (DE)

49.      A.J. Two, Inc.  (DE)

50.      Ambassador I, Inc.  (DE)

51.      Ambassador II, Inc.  (DE)

52.      Ambassador IV, Inc.  (DE)

53.      Ambassador V, Inc.  (DE)

54.      Ambassador VI, Inc.  (DE)

55.      Ambassador VII, Inc.  (DE)

56.      Ambassador VIII, Inc.  (DE)

57.      Ambassador IX, Inc.  (DE)

58.      Ambassador X, Inc.  (DE)

59.      Ambassador XI, Inc.  (DE)

60.      Ambassador Florida Partners, Inc.  (DE)

61.      Ambassador Texas, Inc. (DE)

62.      AmReal Corporation (SC)

63.      AmReal Realty, Inc. (SC)

64.      Angeles Acceptance Directives, Inc. (DE)

65.      Angeles Acceptance Pool, L.P. (CA)

66.      Angeles Investment Properties, Inc. (CA)

67.      Angeles Properties, Inc. (CA)

68.      Angeles Realty Corporation (CA)

69.      Angeles Realty Corporation II (CA)

70.      Angeles Securitization Corporation (DE)

71.      Brampton Corp. (CT)

72.      Calmark/Fort Collins, Inc. (CA)

73.      Capital Commercial, Inc. (MD)

74.      Carriage AP X, Inc. (MI)

75.      Casa del Mar, Inc. (FL)

76.      CCP/III Village Greens GP, Inc. (SC)

77.      CCP/IV Briar Bay GP, Inc. (SC)

78.      Century Stoney Greens, Inc. (CA)

79.      Colony of Springdale Properties, Inc. (TX)

80.      ConCap CCP/IV River's Edge Properties, Inc. (TX)

81.      ConCap CCP/IV Stratford Place Properties, Inc. (TX)

82.      ConCap Equities, Inc. (DE)

83.      ConCap Holdings, Inc. (TX)

84.      Congress Realty Corp. (MA)

85.      CPF 16 Landings GP, Inc. (SC)

86.      CPF XIV/St. Charleston, Inc. (NV)

87.      CPF XIV/Sun River, Inc. (AZ)

88.      CPF XIV/Torrey Pines, Inc. (NV)

89.      CPF XV/Lakeside Place, Inc. (TX)

90.      Cragin Service Corporation (IL)

91.      CRC Congress Realty Corp. (MA)

92.      CRC Scotch Lane Corp. (MA)

93.      CRPTEX, Inc. (TX)

94.      Davidson Diversified Properties, Inc. (TN)

95.      Davidson Growth Plus GP Corporation (DE)

96.      Davidson Properties, Inc. (TX)

97.      East Windsor 255, Inc. (DE)

98.      Fox Capital Management Corporation (CA)

99.      Fox Strategic Housing Income Partners, Inc. (CA)

100.     GP Services III, Inc. (DE)

101.     GP Services IV, Inc. (SC)

102.     GP Services IX, Inc. (SC)

103.     GP Services V, Inc. (SC)

104.     GP Services VI, Inc. (SC)

105.     GP Services XI, Inc. (SC)

106.     GP Services XIII, Inc. (SC)

107.     GP Services XV, Inc. (SC)

108.     GP Services XVIII, Inc. (SC)

109.     Granada AIPL 6, Inc. (TX)

110.     Hamilton House, Inc. (FL)

111.     Heritage Park Investors, Inc. (CA)

112.     Heritage Park/MRA, Inc. (CA)

113.     Holbrook Enterprises, Inc. (IL)

114.     HPI, Ltd. (Bermuda)

115.     Hunters Run Properties Corporation (GA)

116.     IAP GP Corporation (DE)

117.     IFT Financing I (DE)

118.     IH Inc. (DE)

119.     InCap Management, Inc. (TX)

120.     Insignia Capital Corporation (DE)

121.     IPGP, Inc. (DE)

122.     Lakewood AOPL, Inc. (TX)

123.     Lucerne Florida Development Corporation (FL)

124.     MAE California, Inc. (DE)

125.     MAE Delta, Inc. (DE)

126.     MAE Investments, Inc. (DE)

127.     MAE Ventures, Inc. (DE)

128.     MAE-JMA, Inc. (DE)

129.     MAERIL, Inc. (DE)

130.     National Corporation for Housing Partnerships (DC)

131.     National Corporation for Housing Partnerships/Development
         Corporation (DC)

132.     National Property Investors, Inc. (DE)

133.     NCHP Development Corp.

134.     Neighborhood Reinvestment Resources Corporation (IL)

135.     NHP Acquisition Corporation (DE)

136.     NHP Capital Corporation (VA)

137.     NHP-HDV, Inc. (DE)

138.     NHP-HDV Two, Inc. (DE)

139.     NHP-HDV Four, Inc. (DE)

140.     NHP-HDV Five, Inc. (DE)

141.     NHP-HDV Six, Inc. (DE)

142.     NHP-HDV Seven, Inc. (DE)

143.     NHP-HDV Eight, Inc. (DE)

144.     NHP-HDV Nine, Inc. (DE)

145.     NHP-HDV 21, Inc. (VA)

146.     NHP-HG, Inc. (VA)

147.     NHP-HG III, Inc. (VA)

148.     NHP-HG Four, Inc. (VA)

149.     NHP-HG Five, Inc. (VA)

150.     NHP-HG Ten, Inc. (DE)

151.     NHP-HG Eleven, Inc. (DE)

152.     NHP-HG Twelve, Inc. (DE)

153.     NHP-HG Fourteen, Inc. (DE)

154.     NHP-HS, Inc. (DE)

155.     NHP-HS Two, Inc. (DE)

156.     NHP-HS Five, Inc. (DE)

157.     NHP-HS Six, Inc. (DE)

158.     NHP Joint Ventures, Inc. (DE)

159.     NHP Multi-Family Capital Corporation (DC)

160.     NHP Real Estate Corporation (DE)

161.     NHP Real Estate Securities, Inc. (DC)

162.     NHP Ridgewood, Inc. (DE)

163.     NHP Servicing, Inc. (VA)

164.     NPI Equity Investments II, Inc. (FL)

165.     NPI Equity Investments, Inc. (FL)

166.     NPI III Pinetree, Inc. (NC)

167.     Pebblepoint 55, Inc. (DE)

168.     Plainview GP, Inc. (DE)

169.     Pleasant Hill 287, Inc. (DE)

170.     PRA, Inc. (GA)

171.     Rescorp Development, Inc. (IL)

172.     Ridge Carlton Corp. (MA)

173.     SAHF Funding Corp. (DE)

174.     Scotch Lane Corp. (MA)

175.     SF General, Inc. (DE)

176.     Shelter Realty Corporation (SC)

177.     Shelter Realty II Corporation (SC)

178.     Shelter Realty III Corporation (SC)

179.     Shelter Realty IV Corporation (SC)

180.     Shelter Realty V Corporation (SC)

181.     Shelter Realty VI Corporation (SC)

182.     Shelter Realty VII Corporation (SC)

183.     Sturbrook Investors, Inc. (CA)

184.     Summerwalk GP, Inc. (SC)

185.     Tennessee Trust Company (TN)

186.     Tenntruco, Inc. (NC)

187.     Top of the World 735, Inc. (DE)

188.     U.S. Realty I Corporation (SC)

189.     United Investors Real Estate, Inc. (DE)

190.     Vista APX, Inc. (TX)

191.     Wilbur and Company, Inc. (DE)

192.     AIMCO/NHP Holdings, Inc. (DE)

193.     AIMCO/NHP Properties, Inc. (DE)

194.     NHP A&R Services, Inc. (VA)

195.     NHP Management Company (DC)

196.     Property Asset Management Services, Inc.
         (DE - incorporated February 2, 1996)

197.     5 Mile Limited Partnership (MI)

198.     711 West Casino Associates (WA)

199.     735 Willoughby Avenue Company

200.     AG A&R Services, L.L.C. (DE)

201.     AG Management, L.L.C. (DE)

202.     AG Properties, L.L.C. (DE)

203.     AIMCO Equity Services, Inc. (VA)

204.     AIMCO Colorado Residential Group, Inc. (CO)

205.     AIMCO Residential Group of California, Inc. (DE)

206.     AIMCO of Florida, Inc. (FL)

207.     AIMCO Residential Group, L.P. (DE)

208.     AIMCO Residential Group of Texas, Inc. (DE)

209.     Alaska House Associates (WA)

210.     Allegheny Associates

211.     Allison Village Associates

212.     Alms Hill II Limited

213.     Alpine Company Ltd.

214.     Alpine II Company Ltd.

215.     Anderson Oaks Limited Partnership (WA)

216.     Apartment CCG 17, L.P. (CA)

217.     Apartment CCG 17, L.L.C. (SC)

218.     Apartment CCG 17, Inc. (CA)

219.     Apartment Creek 17 A, L.L.C. (CO)

220.     Apartment CRK 17, L.P.

221.     Apartment LDG 17, Inc. (CA)

222.     Apartment LDG 17, L.P. (CA)

223.     Apartment Lodge 17, L.L.C. (SC)

224.     Apartment Lodge 17 A, L.L.C. (CO)

225.     Apartment Lodge 17, L.P. (CA)

226.     Aptek Maintenance Services Company LLC (DE)

227.     Aptek Management Company LLC (DE)

228.     Arch-Way Ltd

229.     Argus Land Company, Inc. (AL)

230.     Arizona Development Partners (MA)

231.     Aspen Ridge Properties, Inc. (TX)

232.     Athens Gardens Ltd

233.     Athens Station, Ltd

234.     Atlanta Shallowford Associates, LP (GA)

235.     Atrium Village Associates

236.     Avon Development Company (PA)

237.     Banning Villa (CA)

238.     Bannock Arms Apartments

239.     Barnett Plaza Ltd

240.     Bellerive Associates Limited

241.     Bethlehem Development Company

242.     Birchfield Associates

243.     Blackhawk Hills Associates

244.     Blanchard Apts

245.     Bluefield Associates

246.     Bluff Estate II

247.     Bluff Estates Limited

248.     Brentwood Manor, Ltd.

249.     Briarwood Member, Inc. (DE)

250.     Brighton Meadows Associates (IN)

251.     Broad Street Management, Inc. (OH)

252.     Broadleaf Manor Associates (NV)

253.     Broadway Associates

254.     Broadway Glenn Associates

255.     Broadway Plaza Associates

256.     Buckannon Manor Associates

257.     Bulldogger Housing Associates, (OK)

258.     Burnsville Apartments Limited Partnership (MN)

259.     Calmark Heritage Park, L.P. (CA)

260.     Calmark Heritage Park III, L.P. (CA)

261.     Canyon Terrace Inc. (DE)

262.     Capital Heights Associates

263.     Carolina Associates Limited

264.     Carriage House Apartments Limited Partnership (VA)

265.     Cascade Associates, Ltd

266.     Cascadian Apartments (WA)

267.     Catwil Liquidating Trust

268.     Cayuga Village Associates (NY)

269.     CCP/III Mountain Plaza Properties, Inc. (TX)

270.     Central Park Towers

271.     Central Park Towers II

272.     Century 23 Sunnymead, Inc. (CA)

273.     Century HillCreste Apartment Investors, L.P. (CA)

274.     Century Summerhill, Inc. (CA)

275.     Century Sunrunner 19, Inc. (CA)

276.     CHA Properties, Inc. (DE)

277.     Charney Associates Ltd Partnership(WA)

278.     Childress Manor Associates

279.     Cider Mills Associates

280.     Clayton Associates Limited (WA)

281.     Coastal Commons Limited Partnership (SC)

282.     Colchester Stage II Company (MI)

283.     Cold Harbor Limited Partnership

284.     College Trace Apartments Ltd (FL)

285.     Colony House Apartments Ltd (CA)

286.     Combined Properties Ltd

287.     Commencement Terrace Associates (WA)

288.     Compleat Resource Group, Inc. (DE)

289.     ConCap CCP/III Properties, Inc. (TX)

290.     ConCap CCP/IV Apartment Properties, Inc. (TX)

291.     ConCap CCP/IV Citadel Properties, Inc. (TX)

292.     ConCap CCP/IV Properties, Inc. (TX)

293.     ConCap CCP/IV Residential, Inc. (TX)

294.     ConCap CCP/V Properties, Inc. (TX)

295.     ConCap MBRF Properties, Inc. (TX)

296.     Conifer Bedford 116, A Limited Partnership

297.     Conifer Medford (P.R.)

298.     Conifer Wenatchee  Apartments (WA)

299.     Continental Apartments (MI)

300.     Continental Plaza Limited Partnership (IL)

301.     Continental Plaza Associates Limited Partnership (IL)

302.     Coventry Properties, Inc. (TX)

303.     Creekside Inc. (DE)

304.     Creekside Investment Company (ID)

305.     Crestview Apartments Company (WA)

306.     Cumberland Apartments

307.     Cypress Housing Associates Ltd (WA)

308.     DalCap Management, Inc. (TX)

309.     Dallas Glen Oaks Associates, L.P.

310.     Damen Court Associates

311.     Daytona Village, Ltd (OH)

312.     DBL Airport Valley, L.P.

313.     DBL Properties Corporation (NY)

314.     Decatur Arms, Limited Partnership (NV)

315.     Deer Grove Associates

316.     DEK Associates

317.     Delta Associates, Ltd (WA)

318.     Delta Park Investment Company (UT)

319.     Deshler Apartment Associates (NY)

320.     Dewitt Clinton Associates

321.     Direct Access Association, Inc. (TN)

322.     Dorchester Place Apartments

323.     Drexel Burnham Lambert Real Estate Associates (NY)

324.     Drexel Chandler Land Limited Partnership

325.     Drexel Orlando Land Limited Partnership (FL)

326.     Dunlop Tobacco Associates Limited Partnership (MD)

327.     Eastgate Apartments (IA)

328.     Eco Village, Ltd (OH)

329.     Edgewood Apartments Associates

330.     Edgewood Associates (WA)

331.     Edgewood Housing Associates

332.     Edgewood, Ltd. (AZ)

333.     Eighth Springhill Lake Limited Partnership (MD)

334.     El Cazador Ltd.

335.     El Coronado Apts, Ltd (TX)

336.     Elkhart Town & Country Apartments Limited Partnership

337.     Elms Common Associates (CT)

338.     Everett Square Plaza

339.     Evergreen Club Corporation (MA)

340.     Evergreen Property Ltd

341.     Fairwind Associates, Ltd

342.     Fernwood Ltd.

343.     First Atlantic Management Corporation (DE)

344.     First Piedmont Mortgage, Inc. (SC)

345.     First Winthrop Corporation (DE)

346.     Fish Creek Plaza, Ltd (OH)

347.     Five (5) Mile Ltd

348.     Fleetwood Village Apartments

349.     Forest Park South Ltd (FL)

350.     Fort Vancouver Terrace (WA)

351.     Fox Assignor, Inc. (CA)

352.     Fox Run Associates Limited

353.     Franklin Mountain Run Associates Liquidating Trust (PA)

354.     Franklin Partnership Liquidating Trust (PA)


355.     Franklin Woods Ltd (OH)

356.     Fremont Investment Company

357.     G.V. II Limited Partnership

358.     Galleria Park Associates Limited Partnership (MA)

359.     Garden Court Associates (CA)

360.     Glenbrook Corporation (MA)

361.     Glenn Acres Associates

362.     Goler Metropolitan Apartments (NC)

363.     Goose Hollow Village Limited (OR)

364.     Gotham Apartments, Ltd. (MO)

365.     GP Real Estate Services II Inc. (DE)

366.     GP Services II, Inc. (SC)

367.     GP Real Estate Services II Inc. (DE)

368.     GP Services II-B, Inc. (DE)

369.     Grand Glaize Associates

370.     Granite Properties Limited Partnership

371.     Green Acres Apartments Limited

372.     Green Village Associates

373.     Greenbriar Manor, Ltd. (TX)

374.     Greene Valley Associates

375.     Greenfair Tower II (CA) I

376.     Greenfair-ABC California Corporation (CA)

377.     Greenfair-DCW Ltd (CA)


378.     Greenfair-Tower II Cal Ltd

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379.     Greensburg Associates, Ltd

380.     Greenwood Acres

381.     Greenwood Villa Apts Ltd

382.     Guilford Company, Inc. (AL)

383.     Hamlet Manor Limited Partnership

384.     Hamlet Manor, Ltd.

385.     Hampton Hills Associates

386.     Harlan Associates Limited

387.     Harold Apartment (Aprs) Associates

388.     Hawthorne Plaza Associates

389.     Haynes House Associates

390.     Heritage Park Inc. (DE)

391.     Heritage Park II Inc. (DE)

392.     HHP, L.P. (DE)

393.     Hi View Gardens Development Company

394.     Hibben Ferry Recreation Inc. (SC)

395.     HillCreste Properties Inc. (DE)

396.     Hilltop Apartments Phase I (MO)

397.     Hilltop Apartments Phase II (MO)

398.     Hinton House Associates

399.     Historic Properties, Inc. (DE)

400.     Holiday Acres Apts

401.     Holiday Acres Associates

402.     Holliday Associates Limited Partnership (DC)

403.     Hollidaysburg Limited Partnership (PA)

404.     Holly Point Associates

405.     Housing Programs Corp. II (DE)

406.     Housing Programs Ltd. (CA)

407.     Hugo Plaza Apartments Ltd.

408.     Hyde Park Apts. (Apartments Limited)

409.     IFG-SCN Corporation (DE)

410.     IHMG of Alabama, Inc. (AL)

411.     IMH, Inc. (DE)

412.     Indian River Associates

413.     Insignia Allegiance Management, Inc. (DE)

414.     Insignia CCP III Acquisition, LLC (DE)

415.     Insignia Hospitality Management Group, Inc. (DE)

416.     Insignia Related, Inc. (DE)

417.     Insignia Related, L.P. (DE)

418.     Insignia Residential Group of Alabama, Inc. (DE)

419.     Insignia Residential Management, Inc. (DE)

420.     International House Ltd (NC)

421.     IPT I LLC (DE)

422.     Ironman Housing Association (OK)

423.     ISPMC, Inc. (DE)

424.     ISTC Corporation (DE)

425.     Ivanhoe Corporation (MA)

426.     Jardines De Mayaguez Associates

427.     Jenny Lind Hall

428.     Kennedy Boulevard I, Inc. (PA)

429.     Kennedy Boulevard II, Inc. (PA)

430.     Kennedy Boulevard III, Inc. (PA)

431.     Kenosha Gardens Associates (WI)

432.     Kenton Development Company

433.     Kenton Village Associates

434.     Kenton Village Ltd (OH)

435.     Kenyon House Co (WA)

436.     Kings Row Associates (CT)

437.     Kingston Greene Associates Ltd (OH)

438.     Kohler Gardens Apartments (CA)

439.     Kona Plus Associates (Limited) (WA)

440.     L.M. Associates

441.     Lafayette Terrace Associates

442.     Lake June Village II Ltd (TX)

443.     Lake June Village Ltd (TX)

444.     Lake Towers Associates

445.     Lakehurst Apts I

446.     Lakehurst II Ltd.

447.     Landmark Apts (Apartment) Associates (IL)

448.     Leeco Co

449.     Lemay Village Ltd (MO)

450.     Lifton/MAQ S.E. Investments II, Inc. (GA)

451.     Lincoln Village Oregon, Ltd

452.     Linnaeus Hawthorne Associates

453.     Linnaeus Lexington Associates

454.     Lone Star Properties Limited (TX)

455.     Long Beach/Wilmington Associates (WA)

456.     Louisville Apartment Limited Partnership (TX)

457.     Lytle Place Community Urban Redevelopment Corp. (OH)

458.     Madison Park III Associates (MA)

459.     Madison Park Properties Ltd (WA)

460.     Madison Terrace Associates

461.     MAE-SPI, L.P. (DE)

462.     Maine Maintenance Corporation (DE)

463.     Mallards of Wedgewood Limited (WA)

464.     Mandarin Trace Apts Ltd (FL)

465.     Manor Green Ltd (WA)

466.     MAQ/Lifton Acquisition Corp. (FL)

467.     Marcella Manor Associates

468.     Marinette Woods (Apartment) Apt Associates

469.     Market Ventures, L.L.C. (DE)

470.     Mayer Canyon Terrace (CA)

471.     Mayer Creekside (CA)

472.     Mayer Warner Center Ltd. (CA)


473.     Meadow Lane LP (MI)

474.     MHO Partners Ltd (FL)

475.     Midpark Development Company (OH)

476.     Midtown Plaza Associates (WA)

477.     Minneapolis Associates II Limited Partnership (MA)

478.     Minneapolis Associates Limited Partnership

479.     Morningside Housing Phase B (NY)

480.     Mount Pleasant Associates Limited Partnership

481.     New Wesley Highland Towers

482.     Newark Ohio Townehouses Ltd

483.     NHP Asset Management Services, Inc. (VA)

484.     NHP Cash Management Services, Inc. (VA)

485.     NHP/Congress Management Limited Partnership (VA)

486.     NHP Financial Services, Ltd. (DE)

487.     NHP Florida Management Company (FL)

488.     NHP Maintenance Services Company (VA)

489.     NHP/PRC Management Company LLC (DE)

490.     NHP Puerto Rico Management Company (DE)

491.     NHP Southeast Partners, L.P. (DE)

492.     NHP Southwark HA, Inc. (VA)

493.     NHP Texas Management Company (TX)

494.     NHP-HDV 20, Inc. (VA)

495.     NHP-HDV Eighteen, Inc. (DE)

496.     NHP-HDV Eleven, Inc. (DE)

497.     NHP-HDV Fifteen, Inc. (VA)

498.     NHP-HDV Fourteen, Inc. (DE)

499.     NHP-HDV Nineteen, Inc. (DE)

500.     NHP-HDV Seventeen, Inc. (DE)

501.     NHP-HDV Sixteen, Inc. (DE)

502.     NHP-HDV Ten, Inc. (DE)

503.     NHP-HDV Three, Inc. (DE)

504.     NHP-HDV Twelve, Inc. (DE)

505.     NHP-HG 15, Inc. (VA)

506.     NHP-HG 16, Inc. (VA)

507.     NHP-HG 17, Inc. (VA)

508.     NHP-HG Six, Inc. (VA)

509.     NHP-HS Four, Inc. (DE)

510.     NHP-HS Three, Inc. (DE)

511.     Nichols Townehomes Ltd (OH)

512.     Normandy Group, Ltd. (IL)

513.     North Omaha Homes (NE)

514.     North Park Associates (TX)

515.     North Washington Park Estates

516.     Northern States Properties Ltd (WA)

517.     Northwest Village Ltd.

518.     Northwind Forest Ltd (MI)

519.     Nova Associates Limited (WA)

520.     NPI Property Management Corporation (FL)

521.     NPI Realty Advisors, Inc. (FL)

522.     NPI Realty Management Corp. (FL)

523.     O'Dea Investment Company (CA)

524.     Oak Knoll (Apartments) Apts Ltd

525.     Oak Woods Associates

526.     One Linwood Associates Ltd. (DC)

527.     Orchard Park Apartments, L.P. (SC)

528.     Oxford Holding Corporation

529.     Oxford Realty Finance Group, Inc.

530.     P&R Investment Services

531.     Pacific Coast Plaza (CA)

532.     Palace Apartments (NV)

533.     Palisades Apartments LTD (FL)

534.     PAM Consolidated Assurance Company, Ltd. (Bermuda)

535.     Park Manor, Oregon, Ltd.

536.     Park Towne Place Associates Limited Partnership (DE)

537.     Parkview Associates (GA)

538.     Parkview Development Co. (MN)

539.     Partners of the National Housing Partnership - II Liquidating Trust

540.     Penview Associates (NY)

541.     Phillips Village Associates (CA)

542.     Pine Haven Apartments, Ltd (MI)

543.     Pine Tree Apartments, Ltd. (FL)

544.     Pinetree Associates (__)

545.     Pinewood Ltd.

546.     Piney Branch Associates (MD)

547.     Plains Village Ltd. (TX)

548.     Playa Blanca Inc. (DE)

549.     Playa Blanca, Inc. CA)

550.     Pleasanton Greens Investment Co.

551.     Plumly Townhomes Ltd

552.     Point Village Associates

553.     Portage Associates Limited Partnership (MI)

554.     Prairie Village Associates

555.     Preferred Home Health, Inc. (FL)

556.     Preferred Home Health Limited Partnership (FL)

557.     Preston Drive Ltd Partnership

558.     Property Asset Brokerage of Florida (FL)

559.     Property Services Group, Inc. (DC)

560.     PTP Properties, Inc. (DE)

561.     Pullman Wheelworks Assoc I

562.     Queensgate II Associates (OH)

563.     Quincy Manor Associates (WA)

564.     Raintree GP Inc. (DE)

565.     Raintree Meadows (CA)

566.     Ravensworth Associates (MA)

567.     Real Estate Equity Partners, Inc. (DE)

568.     Real Estate Equity Partners, L.P.

569.     RealMark, Inc. (SC)

570.     Rescorp Realty, Inc. (IL)

571.     Residents Direct Access Association, Inc. (MO)

572.     RH Associates

573.     Richton Park Investment (WA)

574.     Richton Square Elderly, Ltd.

575.     Richton Square, Phase IV, Ltd.

576.     River Crossing Apartments, Ltd.

577.     River Oaks Associates

578.     Rivercrest Apartments, L.P. (SC)

579.     Riverfront Associates Ltd

580.     Rochester Avenue Associates

581.     Rockledge Associates

582.     Rockville Associates, Ltd.

583.     Rowland Heights Apartments

584.     Rowland Heights II Ltd (CA)

585.     Rowland Heights Liquidating Trust

586.     Royal De Leon Apartments, Ltd. (FL)

587.     Royal Shore Associates

588.     Running Brooke II Associates

589.     The Risk Specialist Group, Inc. (DC)

590.     Sagewood Manor Associates ((NV)

591.     Saginaw Village Oregon, Ltd. (OR)


592.     Salem Manor Oregon Ltd (OR)

593.     Scott Manor Apartments

594.     Seattle Rochester Avenue Associates (NY)

595.     Second Springhill Lake Limited Partnership(MD)

596.     Secured Income, L.P. (DE)

597.     Security House, Ltd. (WA)

598.     Security Management Inc. (WA)

599.     Security Properties  (WA general partnership)

600.     Security Properties 73 (WA general partnership)

601.     Security Properties 74  (WA general partnership)

602.     Security Properties 74 II  (WA general partnership)

603.     Security Properties 74 III  (WA general partnership)

604.     Security Properties 74A  (WA general partnership)

605.     Security Properties 75  (WA general partnership)

606.     Security Properties 76  (WA general partnership)

607.     Security Properties 77  (WA general partnership)

608.     Security Properties 77A  (WA general partnership)

609.     Security Properties 78  (WA general partnership)

610.     Security Properties 78A  (WA general partnership)

611.     Security Properties 79  (WA general partnership)

612.     Security Properties 79 II (WA general partnership)

613.     Security Properties 80 (WA general partnership)

614.     Security Properties 81 (WA general partnership)

615.     Security Properties 81A (WA general partnership)

616.     Security Properties FHA (WA)

617.     Shadowood Apartments

618.     Silverwood Village Apartments

619.     Six Winthrop Properties, Inc. (DE)

620.     Smith House Associates (MD)

621.     South Arsenal Neighborhood Associates (CT)

622.     South Shore Village Leased

623.     Southside Village Apts. Liquidating Trust

624.     Southwest Parkway Holdings, Inc. (WA)

625.     Southwest Parkway, Ltd. (TX)

626.     SP Bolingbrook Associates (WA)

627.     SP Buckeye Properties (WA)

628.     SP Columbia Limited (CT)

629.     SP Diversified 1980 (WA)

630.     SP Diversified Properties -I (WA)

631.     SP/Hotel Associates, Ltd. (WA)

632.     SP Illinois Partnership Ltd. (WA)

633.     SP Jayhawk Properties (WA)

634.     SP Mid Term Income Fund, Ltd. (WA)

635.     SP Pine Hills Properties (WA)

636.     SP Properties 1982 (WA general partnership)

637.     SP Properties 1983 (WA general partnership)

638.     SP Properties 1983 Two (WA general partnership)

639.     SP Properties 1984 (WA general partnership)

640.     SP Properties I

641.     SPI Hartford Associates (WA)

642.     SPI Willoughby Avenue (WA)

643.     Springdale West (CA)

644.     Springdale West II California Ltd (CA)

645.     Spruce Hill Apartments, Ltd.

646.     St. Joseph Limited Partnership (MD)

647.     Standpoint Vista Limited Partnership (MD)

648.     Steeplechase (Ailken) Ltd. (SC)

649.     Stewartown Associates Ltd. (MD)

650.     Stonegate Park Apartments, Ltd

651.     Stuyvesant Limited Dividend (MI)

652.     Summit Square Associates (PA)

653.     Sun Terrace Associates (PA)

654.     Suncrest Village (IA)

655.     Sunrise Gardens (CA)

656.     Sunset Capital Apartments Liquidating Trust

657.     Sunset Silver Bow Apts

658.     Sunset Village Apartments Ltd

659.     Swan Creek Associates Liquidating Trust

660.     Table Mesa Joint Venture

661.     TAHF Funding Corp. (DE)

662.     Tanara Villa Associates I Liquidating Trust

663.     Tandem Properties

664.     TEB Municipal Trust II (DE)

665.     Ten Winthrop Properties, Inc. (MD)

666.     TERRA II Ltd. (PA)

667.     Terrace Investors Ltd.

668.     The Advance Fund, Ltd. (WA)

669.     The New Fairways, L.P. (DE)

670.     The Tinley Company

671.     The Villa Limited Partnership

672.     The Villas, A Limited Partnership (TX)

673.     The Woods Associates

674.     Three Fountains Limited (MI)

675.     Three Winthrop Properties, L.P.

676.     Tower of David

677.     Town & Country Club Apartments LP

678.     Town One, Phase I

679.     Town One, Phase II (SD)

680.     Trail Ridge Apartments, Ltd.

681.     Treeline Associates

682.     Tri-State Ltd

683.     Uptown Village Ltd (OH)

684.     Urbana Village (OH)

685.     USS Depositary, Inc. (SC)

686.     Valley Associates

687.     Victoria Arms Apts (MO)

688.     Victorian Associates Limited

689.     Villa Del Norte Associates (TX)

690.     Villa Del Norte II Associates (TX)

691.     Village East Towers Limited (MO)

692.     Village South Associates (TX)

693.     Vincennes Associates (IL)

694.     Virginia Apartments Limited

695.     Vivendas Associates

696.     W.T. Limited Partnership

697.     WAI Associates Limited Partnership (TX)

698.     WAI Properties, Inc.  (TX)

699.     Walden Member, Inc. (DE)

700.     Walnut Towers Development Liquidating Trust

701.     Walton-Perry Ltd. (MI)

702.     Warden Associates, A Limited Partnership

703.     Warner Center Inc. (DE)

704.     Warner Center/MGP Inc. (DE)

705.     Warwick Terrace Company Liquidating Trust

706.     Washington Plaza, Oreg., Ltd. (OR)

707.     Watergate II Apartments Ltd.

708.     Watergate II Associates

709.     Waterman Crossing Associates, L.P.

710.     Wedgewood Club Estates Limited (WA)

711.     Wedgewood Golf Associates

712.     Wesley Madison Towers Ltd.

713.     West Alameda Apartments (OR)

714.     West Virginian Manor Associates

715.     Western Hills, Assoc. LLC

716.     Westgate (Spartanburg) Ltd (SC)

717.     Westgate Apartments

718.     Westlake Terrace Associates

719.     Westminster Commons Associates (VA)

720.     Westminster Properties Ltd.

721.     Westview-Youngstown Ltd (OH)

722.     Westwick Apartments, Ltd.

723.     Westwick II Ltd.

724.     Westwood Terrace Associates

725.     WFC Realty Co., Inc. (MA)

726.     WFC Realty Saugus, Inc.  (MA)

727.     Wilder Richman Historic Properties II, L.P. (DE)

728.     Wilder Richman Historic Properties, L.P. (DE)

729.     Willow Park Associates, L.P.)

730.     Willows Associates Limited

731.     Windgate Member, Inc. (DE)

732.     Win-Wood Village, Ltd.

733.     Winding Brook Associates

734.     Winhaven Associates

735.     Winslowe Apts Ltd.

736.     Winthrop Apartment Investors 2 Limited Partnership (MD)

737.     Winthrop Financial Associates (MD)

738.     Winthrop Financial Co., Inc.  (MA)

739.     Winthrop Metro Equities Corporation (DE)

740.     Winthrop Northeast Properties, Inc. (MA)

741.     Winthrop Petersburg Co., Inc. (MD)

742.     Winthrop Properties, L.P.

743.     WoodCrest Apartments, Ltd.

744.     Woodfield Member, Inc. (DE)

745.     Woodlake Associates, a Limited Partnership

746.     Woodsong I

747.     Woodsong II

748.     Woodsong Limited Partnership

749.     Woodsvilla Associates (WA)

750.     WRC -87A Corp.

751.     Creekside Industrial Associates, Inc. (NY)

752.     Monroeville Development Corporation (MA)

753.     ISLP Limited Partnership (DE)

754.     Partners Liquidating Trust (DE)

755.     Stratford Village Realty Trust (MA)

756.     51 North High Street L.P.

757.     62nd Street Joint Venture

758.     62nd Street Ltd Partnership (IN)

759.     107-145 West 135th Street Associates Ltd Partnership (NY)

760.     630 East Lincoln Avenue Associates Ltd Partnership (NY)

761.     1133 Fifteenth Street Fourth Associates (MD)

762.     1133 Fifteenth Street Associates (DC)

763.     2900 Van Ness Associates (DC)

764.     7400 Roosevelt Investors (PA)

765.     8503 Westheimer Partners, Ltd.

766.     Abbott Associates Ltd Partnership (NY)

767.     Academy Gardens Associates LP (NY)

768.     Adirondack Apartments Saranac Associates LP (NY)

769.     Advanced Affordable Mill, Ltd. (FL)

770.     AG Services, L.P. (DE)

771.     AIMCO Anchorage, L.P. (DE)

772.     AIMCO Arbors, L.L.C. (DE)

773.     AIMCO Arbor Station, L.P. (DE)

774.     AIMCO Arbor Station Two, L.P. (DE)

775.     AIMCO Atriums of Plantation L.P.  (DE)

776.     AIMCO Bay Club II, L.P. (DE)

777.     AIMCO Bay Club, L.P. (DE)

778.     AIMCO/Beacon Hill, L.L.C. (DE)

779.     AIMCO/Beacon Hill, L.P. (DE)

780.     AIMCO Beau Jardin, L.L.C. (DE)

781.     AIMCO Beech Lake, L.L.C. (DE)

782.     AIMCO Bella Vista, L.L.C. (DE)

783.     AIMCO/Blossomtree L.L.C. (DE)

784.     AIMCO/Blossomtree L.P. (DE)

785.     AIMCO/Bluffs, L.L.C. (DE)

786.     AIMCO/Boardwalk, L.P. (DE - formed on November 20, 1995)

787.     AIMCO/Boardwalk Finance, L.P. (DE - formed on December 6, 1995)

788.     AIMCO Bradford, L.L.C. (DE)

789.     AIMCO/Brandywine, L.P. (DE)

790.     AIMCO/Brant Rock, L.L.C. (DE)

791.     AIMCO/Brant Rock, L.P. (DE)

792.     AIMCO Breakers, L.P. (DE)

793.     AIMCO Briarwood, L.L.C. (DE)

794.     AIMCO Bridgewater, L.P. (DE)

795.     AIMCO Brookside, L.L.C.  (DE)

796.     AIMCO Brookside/Tustin, L.L.C.  (DE)

797.     AIMCO Brookville, L.L.C.  (DE)

798.     AIMCO Brookwood, L.L.C.  (DE)

799.     AIMCO Burgundy Park, L.P.  (DE)

800.     AIMCO Calhoun, L.L.C. (DE)

801.     AIMCO Cameron Villas, L.L.C. (DE)

802.     AIMCO Canterbury Green, L.L.C. (DE)

803.     AIMCO Captiva Club, L.L.C. (DE)

804.     AIMCO Casa Anita, L.P. (DE)

805.     AIMCO Cedar Creek, L.P. (DE)

806.     AIMCO Chatham Harbor, L.L.C. (DE)

807.     AIMCO Chesapeake, L.P. (DE)

808.     AIMCO Citrus Grove, L.P. (DE)

809.     AIMCO Citrus Sunset, L.L.C. (DE)

810.     AIMCO Cobble Creek, L.P. (DE)

811.     AIMCO Colonial Crest, L.L.C. (DE)

812.     AIMCO/Colonnade, L.L.C. (DE)

813.     AIMCO/Colonnade, L.P. (DE)

814.     AIMCO Colony, L.P. (DE)

815.     AIMCO Copperfield, L.P. (DE)

816.     AIMCO Crossings at Belle, L.P. (DE)

817.     AIMCO Crows Nest, L.P. (DE)

818.     AIMCO Dolphin's Landing, L.P. (DE)

819.     AIMCO/Easton Falls, L.P. (DE)

820.     AIMCO Elm Creek, L.P. (DE)

821.     AIMCO Fieldcrest, L.P. (DE)

822.     AIMCO Fisherman's Landing, L.P. (DE)

823.     AIMCO Fondren Court, L.P. (DE)

824.     AIMCO/Foothills, L.P. (DE)

825.     AIMCO/Foothills, L.L.C. (DE)

826.     AIMCO/Fox Bay, L.P. (DE)

827.     AIMCO/Fox Bay, L.L.C. (DE)

828.     AIMCO Foxchase, L.P. (DE)

829.     AIMCO/Foxtree, L.L.C. (DE)

830.     AIMCO/Foxtree, L.P. (DE)

831.     AIMCO/Freedom Place, L.L.C. (DE)

832.     AIMCO/Freedom Place, L.P. (DE)

833.     AIMCO Galleria Office, L.P. (DE)

834.     AIMCO Glen Hollow, L.L.C. (DE)

835.     AIMCO Group, L.P. (DE)

836.     AIMCO/Grovetree, L.L.C. (DE)

837.     AIMCO/Grovetree, L.P. (DE)

838.     AIMCO Hampton Hill, L.P. (DE)

839.     AIMCO Hanover Square/DIP, L.L.C. (DE)

840.     AIMCO Hastings Green, L.P. (DE)

841.     AIMCO Hastings Place, L.P. (DE)

842.     AIMCO Haverhill, L.L.C. (DE)

843.     AIMCO/Hazeltree, L.P. (DE)

844.     AIMCO/Hazeltree, L.L.C. (DE)

845.     AIMCO/Hiddentree, L.L.C. (DE)

846.     AIMCO/Hiddentree, L.P. (DE)

847.     AIMCO/HIL, L.L.C. (DE)

848.     AIMCO Holdings, L.P. (DE - formed September 29, 1995)

849.     AIMCO Hunters Creek, L.L.C. (DE)

850.     AIMCO Hunters Crossing, L.P. (DE)

851.     AIMCO Hunters Glen, L.P. (DE)

852.     AIMCO/Islandtree, L.P. (DE)

853.     AIMCO/Islandtree, L.L.C. (DE)

854.     AIMCO Key Towers, L.P. (DE)

855.     AIMCO Lake Castleton Arms, L.L.C. (DE)

856.     AIMCO Lakehaven, L.P. (DE)

857.     AIMCO Lakehaven Two, L.P. (DE)

858.     AIMCO Landmark, L.P. (DE)

859.     AIMCO LaValle, L.L.C. (DE)

860.     AIMCO LJ Tucson, L.P. (DE)

861.     AIMCO Los Arboles, L.P. (DE)

862.     AIMCO LT, L.P. (DE)

863.     AIMCO Maple Bay, L.L.C. (DE)

864.     AIMCO Marbella Club, L.L.C. (DE)

865.     AIMCO Mayfair Village, L.L.C. (DE)

866.     AIMCO Merrill House, L.L.C. (DE)

867.     AIMCO Michigan Meadows, L.L.C. (DE)

868.     AIMCO Michigan Meadows Holdings, L.L.C. (DE)

869.     AIMCO/Montecito, L.P. (DE)

870.     AIMCO Mountain View, L.L.C. (DE)

871.     AIMCO Northview Harbor, L.L.C. (DE)

872.     AIMCO/NHP Partners, L.P. (DE)

873.     AIMCO Oakbrook, L.L.C. (DE)

874.     AIMCO Oak Falls, L.P. (DE)

875.     AIMCO Ocean Oaks, L.L.C. (DE)

876.     AIMCO Old Farm, L.L.C. (DE)

877.     AIMCO Old Orchard, L.L.C. (DE)

878.     AIMCO/Olmos, L.L.C. (DE)

879.     AIMCO/Olmos, L.P. (DE)

880.     AIMCO/Orchidtree, L.L.C. (DE)

881.     AIMCO/Orchidtree, L.P. (DE)

882.     AIMCO/OTC, L.L.C. (DE)

883.     AIMCO/OTC, L.P. (DE - formed February 15, 1996)

884.     AIMCO/PAM Properties, L.P. (DE)

885.     AIMCO Park at Cedar Lawn, L.P. (DE)

886.     AIMCO Park Colony, L.L.C. (DE)

887.     AIMCO Park Townhomes, L.P. (DE)

888.     AIMCO Parker House, L.P. (DE)

889.     AIMCO Pavilion, G.P., L.L.C. (DE)

890.     AIMCO Pavilion, L.P., L.L.C. (DE)

891.     AIMCO/Penn Square, L.L.C. (DE)

892.     AIMCO Peppermill Place, L.P. (DE)

893.     AIMCO/Pine Creek, L.P. (DE)

894.     AIMCO/Pine Creek, L.L.C. (DE)

895.     AIMCO Pine Shadows, L.L.C. (DE)

896.     AIMCO Pinebrook, L.P. (DE)

897.     AIMCO Pines, L.P. (DE)

898.     AIMCO Placid Lake, L.P. (DE)

899.     AIMCO/Polo Park, L.L.C. (DE)

900.     AIMCO/Polo Park, L.P. (DE)

901.     AIMCO Properties, L.P. (DE) (As of 6-13-97)

902.     AIMCO Properties Finance Partnership, L.P.
         (DE - formed August 30, 1995)

903.     AIMCO Properties Holdings, L.L.C. (DE)

904.     AIMCO/Quailtree, L.L.C. (DE)

905.     AIMCO/Quailtree, L.P. (DE)

906.     AIMCO/RALS, L.P. (DE - formed December 19, 1995)

907.     AIMCO Ramblewood, L.L.C. (DE)

908.     AIMCO Recovery Fund, L.P. (DE)

909.     AIMCO Rio Cancion, L.P. (DE)

910.     AIMCO/Rivercrest, L.P. (DE)

911.     AIMCO/Rivercrest, L.L.C. (DE)

912.     AIMCO Rosecroft Mews, L.P. (DE)

913.     AIMCO Royal Gardens, L.L.C. (DE)

914.     AIMCO/SA, L.L.C. (DE)

915.     AIMCO San Marina, L.P. (DE)

916.     AIMCO/Sand Castles, L.P. (DE)

917.     AIMCO/Sand Pebble, L.L.C. (DE)

918.     AIMCO/Sand Pebble, L.P. (DE)

919.     AIMCO/Sand Castles, L.L.C. (DE)

920.     AIMCO Sandalwood, L.P. (DE)

921.     AIMCO Sandpiper, L.P. (DE)

922.     AIMCO Seaside Point, L.P. (DE)

923.     AIMCO/Shadetree, L.P. (DE)

924.     AIMCO/Shadetree, L.L.C. (DE)

925.     AIMCO/Shadow Lake, L.P. (DE)

926.     AIMCO/Shadow Lake, L.L.C. (DE)

927.     AIMCO Signature Point, L.P. (DE)

928.     AIMCO/Silktree, L.P. (DE)

929.     AIMCO/Silktree, L.L.C. (DE)

930.     AIMCO Silver Ridge, L.L.C. (DE)

931.     AIMCO Somerset Lakes, L.L.C. (DE)

932.     AIMCO Steeplechase, L.L.C. (DE)

933.     AIMCO Steeplechase, L.P. (DE)

934.     AIMCO Stirling Court, L.P. (DE)

935.     AIMCO/Stonegate, L.P. (DE)

936.     AIMCO Stone Pointe, L.L.C. (DE)

937.     AIMCO Sunbury, L.P. (DE)

938.     AIMCO Sundown, L.P. (DE)

939.     AIMCO Sunset Village, L.L.C. (DE)

940.     AIMCO Sunset Escondido, L.L.C. (DE)

941.     AIMCO/Surrey Oaks, L.L.C. (DE)

942.     AIMCO/Surrey Oaks, L.P. (DE)

943.     AIMCO/Tall Timbers, L.P. (DE)

944.     AIMCO/Tall Timbers, L.L.C. (DE)

945.     AIMCO/Teal Pointe, L.P. (DE - formed December 19, 1995)

946.     AIMCO Terrace Royale, L.L.C. (DE)

947.     AIMCO/The Hills, L.P. (DE)

948.     AIMCO/The Hills, L.L.C. (DE)

949.     AIMCO Timbermill, L.P. (DE)

950.     AIMCO/Timbertree, L.P. (DE)

951.     AIMCO/Timbertree, L.L.C. (DE)

952.     AIMCO Tor, L.L.C. (DE)

953.     AIMCO Township at Highlands, L.P. (DE)

954.     AIMCO Tustin, L.P. (DE)

955.     AIMCO/Twinbridge, L.P. (DE)

956.     AIMCO/Twinbridge, L.L.C. (DE)

957.     AIMCO UT, L.P. (DE)

958.     AIMCO Villa Del Sol, L.L.C.  (DE)

959.     AIMCO/Villa Ladera, L.P. (DE - formed November 20, 1995)

960.     AIMCO Villa La Paz, L.P. (DE)

961.     AIMCO Village Crossing, L.L.C. (DE)

962.     AIMCO Walden, L.L.C. (DE)

963.     AIMCO Walnut Springs, L.P. (DE)

964.     AIMCO Weatherly, L.P. (DE)

965.     AIMCO West Trails, L.P. (DE)

966.     AIMCO Westchase Midrise, L.P. (DE)

967.     AIMCO Whispering Pines, L.L.C. (DE)

968.     AIMCO/Wickertree, L.P. (DE)

969.     AIMCO/Wickertree, L.L.C. (DE)

970.     AIMCO/Wildflower, L.P. (DE)

971.     AIMCO/Wildflower, L.L.C. (DE)

972.     AIMCO Williamsburg, L.L.C. (DE)

973.     AIMCO/Williams Cove, L.P.  (DE)

974.     AIMCO Wimbledon Square, L.L.C. (DE)

975.     AIMCO Windgate, L.L.C.  (DE)

976.     AIMCO/Windsor Landing, L.L.C.  (DE)

977.     AIMCO/Windsor Landing, L.P.  (DE)

978.     AIMCO Woodfield, L.L.C.  (DE)

979.     AIMCO/Woodhollow, L.P.  (DE)

980.     AIMCO/Woodhollow, L.L.C. (DE)

981.     AIMCO Woodlands, L.L.C. (DE)

982.     AIMCO/Woodlands-Tyler, L.P. (DE)

983.     AIMCO Woods of Burnsville, L.L.C. (DE)

984.     AIMCO Woodway Offices, L.P. (DE)

985.     AIMCO/Wydewood, L.P. (DE)

986.     AIMCO/Wydewood, L.L.C. (DE)

987.     AIMCO/Yorktree, L.L.C. (DE)

988.     AIMCO/Yorktree, L.P. (DE)

989.     AIP 6 GP, L.P. (SC)

990.     AIP II Georgetown GP, L.L.C. (SC)

991.     AIP II Georgetown, L.L.C. (MA)

992.     AIP III GP Limited Partnership (SC)

993.     AIP IV GP Limited Partnership (SC)

994.     AIP IV Factory GP, LLC (SC)

995.     AIP IV GP Limited Partnership (SC)

996.     AIV Properties, L.P. (DE)

997.     AJ One, L.P. (DE)

998.     AJ Two, L.P. (DE)

999.     Algonquin Tower Ltd Partnership (CT)

1000.    All Hallows Associates (DC)

1001.    Allentown Towne House Ltd Partnership (PA)

1002.    Ambassador Apartments, L.P. (DE)

1003.    Ambassador CRM Florida Partners Limited Partnership (DE)

1004.    Ambassador Florida Partners Limited Partnership (DE)

1005.    Ambassador I, L.P. (IL)

1006.    Ambassador II, L.P. (DE)

1007.    Ambassador III, L.P. (DE)

1008.    Ambassador IV, L.P. (DE)

1009.    Ambassador IX, L.P.  (DE)

1010.    Ambassador Texas Partners, L.P. (DE)

1011.    Ambassador V, L.P.  (DE)

1012.    Ambassador VI, L.P.  (DE)

1013.    Ambassador VII, L.P.  (DE)

1014.    Ambassador VIII, L.P.  (DE)

1015.    Ambassador X, L.P.  (DE)

1016.    Ambassador XI, L.P.  (DE)

1017.    Anchorage Partners (TX)

1018.    Anderson Mill Associates (IL)

1019.    Anderson Mill Associates (IL)

1020.    Angeles Eastgate Joint Venture (CA)

1021.    Angeles Income Properties II GP LP

1022.    Angeles Income Properties, Ltd. II (CA)

1023.    Angeles Income Properties, Ltd. III (CA)

1024.    Angeles Income Properties Ltd. IV (CA)

1025.    Angeles Income Properties Ltd. V (CA)

1026.    Angeles Income Properties IV GP LP

1027.    Angeles Income Properties, Ltd. 6 (CA)

1028.    Angeles Income Properties Ltd 6 GP LP

1029.    Angeles Opportunity Properties, Ltd. (CA)

1030.    Angeles Opportunity Properties Ltd GP LP

1031.    Angeles Park Communities GP LP  (SC)

1032.    Angeles Park Communities, Ltd. (CA)

1033.    Angeles Partners VII (CA)

1034.    Angeles Partners VIII (CA)

1035.    Angeles Partners IX (CA)

1036.    Angeles Partners X (CA)

1037.    Angeles Partners X GP Limited Partnership

1038.    Angeles Partners XI (CA)

1039.    Angeles Partners XI GP Limited Partnership (SC)

1040.    Angeles Partners XII (CA)

1041.    Angeles Partners XIV (CA)

1042.    Angeles Partners XV (CA)

1043.    Angeles Partners XII GP LP

1044.    Angeles Partners 16 (CA)

1045.    Antioch Apartments Ltd.

1046.    Anton Square Ltd.

1047.    AP XI Fox Run GP, LLC

1048.    AP XII Associates GP, L.L.C. (SC)

1049.    AP XII Associates Limited Partnership

1050.    AP XII GP, LP

1051.    Apartment Associates, Ltd.

1052.    Apartment LDG 17, LLC

1053.    API/AREC Partners, Ltd. (CA)

1054.    ARC II/AREMCO Partners

1055.    Arvada House Ltd Partnership

1056.    Ashland Town Square-REO, L.P. (TX)

1057.    Ashley Woods LLC

1058.    Aspen Point, L.P. (DE)

1059.    Aspen Ridge Associates, Ltd.

1060.    Aspen Stratford Apartments Company B

1061.    Aspen Stratford Apartments Company C Limited Partnership

1062.    Athens Arms Associates

1063.    Audobon Park Associates

1064.    Aurora/GHI Associates

1065.    Autumn Chase-REO, L.P. (TX)

1066.    Baisley Park Associates LP

1067.    Balcor/Sportvest-II (IL)

1068.    Baldwin Towers Associates

1069.    Baldwin Oaks Elderly Ltd.

1070.    Barrington Park-REO, L.P. (TX)

1071.    Basswood Manor Ltd Partnership

1072.    Bayview Hunters Point Apartments

1073.    Baywood Partners. Ltd

1074.    Baywood Apts. Ltd

1075.    Beautiful Village Associates LP Redevelopment Company

1076.    Beaux Gardens Associates, LTD.

1077.    Ellmire LP

1078.    Benjamin Banneker Plaza Associates

1079.    Bennington Square Associates, L.P.

1080.    Bensalem Gardens Associates Ltd.

1081.    Bensalem Gardens Associates Ltd Partnership

1082.    Benton Square Partnership

1083.    Berkley Ltd Partnership

1084.    Beverly Apartments Assoc., LP

1085.    Bexley House GP, L.L.C. (SC)

1086.    Bexley House, LP (DE)

1087.    Big Walnut, L.P. (DE)

1088.    Biscayne Apartments Associates, Ltd.

1089.    Blakewood Properties Assoc.

1090.    Blakewood Apartments Associates

1091.    Bloomsburg Elderly Associates

1092.    Boca West Shopping Center Associates, Ltd. (FL)

1093.    Boynton Sandpiper Limited Partnership (FL)

1094.    Braesview Partnership (TX)

1095.    Brampton Associates Limited Partnership (CT)

1096.    Branchwood Towers Ltd Partnership

1097.    Brandemere-REO Assoc., L.P. (TX)

1098.    Brandon Lake, Ltd. (FL)

1099.    Briar Bay Apartments Associates, Ltd.

1100.    Briarwood Apartments

1101.    Bridgewater Partners, Ltd. (TX)

1102.    Brighton Crest LP

1103.    Brighton GP, L.L.C.

1104.    Brightwood Ltd Partnership

1105.    Brightwood Manor Associates

1106.    Brinton Towers Associates

1107.    Brinton Manor No. 1 Associates

1108.    Brittany Point AP VIII LP (SC)

1109.    Brittany Point GP Limited Partnership (SC)

1110.    Broad River Properties, L.L.C. (DE)

1111.    Broadmoor Apt. Assoc.

1112.    Brook Run Associates, L. P. (IL)

1113.    Brookdale Lakes Partnership (IL)

1114.    Brookside Apartments Associates

1115.    Brookview Apartments Co Ltd

1116.    Brunswick Village Limited Partnership

1117.    Buccaneer Trace, Limited Partnership (SC)

1118.    Buckingham Hall Associates Ltd Partnership

1119.    Buena Vista Apartments Ltd.

1120.    Buena Vista Rehabilitation Associates, LTD.

1121.    Buffalo Village Associates

1122.    Burgundy Court Associates, L.P. (DE)

1123.    Burnt Oaks Ltd

1124.    Cabell Associates of Lakeview (VA)

1125.    California Square Ltd Partnership

1126.    California Square II Ltd Partnership

1127.    Calmark/Fort Collins, Ltd.

1128.    Calmark Investors, a California Limited Partnership

1129.    Calmark MRA Limited Partnership

1130.    Calmark Heritage Park II, Limited Partnership

1131.    Calvert City LP

1132.    Calverton Construction Co. Limited Partnership (MD)

1133.    Calverton Associates Limited Partnership

1134.    Cambridge Heights Apartments Ltd

1135.    Campbell Heights Associates Ltd Partnership

1136.    Canterbury Gardens Associates Ltd Partnership

1137.    Canterbury Services, LLC (DE)

1138.    Cape Cod Partnership (TX)

1139.    Capital Park Limited Partnership

1140.    Cardinal Woods Apts. Ltd (CA)

1141.    Caroline Associates I Ltd Partnership

1142.    Caroline Arms Limited Partnership

1143.    Carriage AP X Ltd

1144.    Carter Associates Ltd Partnership

1145.    Casa del Mar Associates Limited Partnership (FL)

1146.    Castle Rock Joint Venture (TX)

1147.    Catawba Club Associates, L.P. (DE)

1148.    CB L-2 B Associates (FL general partnership)

1149.    CB Associates (FL general partnership)

1150.    CB L-2 C Associates (FL general partnership)

1151.    CC Office Associates

1152.    CCP V/Aspen Ridge GP, LLC (SC)

1153.    CCP VI Springdale GP, LLC (SC)

1154.    CCP V GP Limited Partnership (SC)

1155.    CCP/IV Nob Hill GP, LLC

1156.    CCP V Fifty-One GP LLC (SC)

1157.    CCP/IV Residential GP, LLC (SC)

1158.    CCP/IV Apartments GP, LLC

1159.    CCP V Sutton Place GP LLC (SC)

1160.    CCP/IV Citadel GP, LLC

1161.    CCP/IV Associates Ltd.

1162.    Cedar Creek Partners, Ltd.

1163.    Cedar Creek Partners, Ltd. (AL)

1164.    Cedar Tree, L.L.C.

1165.    Cedar Tree Investors, Limited Partnership (KS)

1166.    Center Square Associates

1167.    Centinella GP LP (SC)

1168.    Central Woodlawn LP

1169.    Central Woodlawn Rehabilitation Joint Venture

1170.    Central Village Associates Ltd Partnership

1171.    Central Court LP

1172.    Century St. Charleston, L.P. (NV)

1173.    Century Stoney Greens, L.P. (CA)

1174.    Century Sun River, L.P. (AZ)

1175.    Century Properties Fund XI (CA)

1176.    Century Properties Growth Fund XXII (CA)

1177.    Century Torrey Pines, L.P.  (NV)

1178.    Century Pension Income Fund XXIII, A California Limited Partnership

1179.    Century Pension Income Fund XXIV, A California Limited Partnership

1180.    Century Lakeside Place, L.P.

1181.    Century Properties Fund XX (CA)

1182.    Century Properties Fund XIX (CA)

1183.    Century 23 Sunnymead, L.P. (CA)

1184.    Century Properties Fund XVI (CA)

1185.    Century Properties Fund XIV (CA)

1186.    Century Properties Fund XVII (CA)

1187.    Century Properties Fund XVIII (CA)

1188.    Century Properties Fund XV (CA)

1189.    Chapel Housing Ltd Partnership

1190.    Chapel Hill, Limited (DE)

1191.    Chateau Gardens L.P. (CA)

1192.    Cheek Road Ltd Partnership

1193.    Chelsea Place, Limited (TN)

1194.    Chesterfield Housing Associates

1195.    Chestnut Hill Associates Limited Partnership (DE)

1196.    Cheyenne Woods LLC

1197.    Cheyenne Woods United Investors LP

1198.    Cheyenne Woods GP LP

1199.    Cheyenne Village Apartments Ltd Partnership

1200.    Chimney Ridge, LP

1201.    Christopher Court Housing Company Ltd Partnership

1202.    Church Street Associates (IL)

1203.    Churchview Gardens Ltd Partnership

1204.    Citrus Park Associates Ltd

1205.    Civic Tower Associates, LTD.

1206.    Clay Courts Associates Ltd Partnership

1207.    Clear Lake Land Partners, Ltd. (TX)

1208.    Clinton Manor, L.P.

1209.    Clover Ridge East Ltd Partnership

1210.    Cloverleaf Farms Limited Partnership (SC)

1211.    Club Apartments Associates

1212.    Cobble Creek, LLC

1213.    College Park Associates

1214.    College Heights Ltd Partnership

1215.    College Park Associates Ltd Partnership

1216.    Colonial Terrace I Associates

1217.    Colonial Terrace II Associates

1218.    Colony of Springdale Associates, Ltd.

1219.    Colony Apartments Company Ltd

1220.    Colony-REO, L.P. (TX)

1221.    Columbus Court LP

1222.    Columbus Square Associates I Ltd Partnership

1223.    Columbus Associates, Ltd. (TN)

1224.    Columbus Square Associates II Ltd Partnership

1225.    Community Developers Of High Point Limited Partnership (NC)

1226.    Community Circle II Ltd

1227.    Community Developers Of Princeville Ltd Partnership

1228.    ConCap Metro Centre Associates, Ltd.

1229.    ConCap Village Green Associates, Ltd.

1230.    ConCap River's Edge Associates, Ltd.

1231.    ConCap Citadel Associates, Ltd.

1232.    ConCap Stratford Place Associates, Ltd.

1233.    Concord Houses Associates

1234.    Congress Park Associates Ltd Partnership

1235.    Congress Park Associates II Ltd Partnership

1236.    Congress Realty Companies Limited Partnership (MA)

1237.    Congress Management Company Limited Partnership (MA)

1238.    Connecticut Colony Associates (GA)

1239.    Consolidated Capital Institutional Properties/3 (CA)

1240.    Consolidated Capital Equity Partners / Two, L.P. (CA)

1241.    Consolidated Capital Properties III (CA)

1242.    Consolidated Capital Equity Partners, L.P. (CA)

1243.    Consolidated Capital Properties IV (CA)

1244.    Consolidated Capital Properties V (CA)

1245.    Consolidated Capital Growth Fund (CA)

1246.    Consolidated Capital Institutional Properties (CA)

1247.    Consolidated Capital Institutional Properties/2 (CA)

1248.    Consolidated Capital Properties VI (CA)

1249.    Cooper River Properties, L.L.C. (CA)

1250.    Cooper's Pointe CPGF 22, LP

1251.    Copper Chase Partners (IL)

1252.    Copper Mill CPGF 22, LP

1253.    Copper Chase Associates (IL)

1254.    Copperfield Partners, Ltd. (TX)

1255.    Copperwood II Ltd Partnership

1256.    Copperwood Ltd Partnership

1257.    Coral Palm Plaza Joint Venture

1258.    Corinth Square Assocs.

1259.    Cottonwood Apartments

1260.    Country Lake Associates Two Limited Partnership (IL)

1261.    Country Villa Associates

1262.    Countrybrook Associates

1263.    Court Street Plaza Ltd

1264.    Coventry Square Partners (TX)

1265.    Covington Pike Associates

1266.    CPF Misty Woods GP, L.L.C.

1267.    CPF 16 Woods of Inverness, LLC

1268.    CPF 16 Woods of Inverness GP, L.L.C. (SC)

1269.    CPGF 22 Hampton Greens, L.L.C.

1270.    CPGF 22 Hampton Greens GP, L.L.C.

1271.    CPGF 22 Cooper's Pointe GP, L.L.C. (SC)

1272.    CPGF 22 Copper Mill GP, L.L.C.

1273.    CPGF 22 Four Winds GP, L.L.C.

1274.    CPGF 22 Wood Creek GP, L.L.C.

1275.    CPGF 22 Plantation Creek GP, L.L.C.

1276.    CPGF 22 Stoney Creek GP, L.L.C.

1277.    CRA Investors, Ltd. (TX)

1278.    Creekside Industrial Associates (CA general partnership)

1279.    Creekside Partners (NY general partnership)

1280.    Crosland Housing Associates

1281.    Cross Creek Limited Partnership (GA)

1282.    Crows Nest Partners, Ltd. (TX)

1283.    Cumberland Court Associates

1284.    Cutler Canal Associates, Ltd.

1285.    Cutler Canal II Associates, Ltd.

1286.    Cutler Canal III Associates, Ltd.

1287.    Cypress Landing Associates (IL)

1288.    Cypress Landing Limited Partnership (IL)

1289.    Daniel Lake Apts. Ltd

1290.    Darby Townhouses Associates

1291.    Darbytown Development Associates LP (VA)

1292.    Davidson Income GP Limited Partnership (DE)

1293.    Davidson IRE Assocs. LP

1294.    Davidson GP, L.L.C. (SC)

1295.    Davidson Diversified Real Estate I, L.P. (DE)

1296.    Davidson Diversified Real Estate II, L.P. (DE)

1297.    Davidson Diversified Real Estate Investors III GP, L.P. (DE)

1298.    Davidson Diversified Real Estate Investors III, L.P. (DE)

1299.    Davidson IRE GP LP

1300.    Davidson Growth Plus, L.P. (DE)

1301.    Davidson Income Real Estate, L.P. (DE)

1302.    Dawson Springs Ltd.

1303.    Decatur Meadows Housing Partners Ltd

1304.    Deerfield Apartments, L.L.C.

1305.    Deerfield Beach Associates, LTD.

1306.    Delcar-S Ltd

1307.    Delcar T Ltd Partnership

1308.    Desoto Estates, LP

1309.    DFW Apartment Investors Limited Partnership (DE)

1310.    DFW Residential Investors Limited Partnership (DE)

1311.    DGP, GP, L.P.

1312.    Diakonia Associates

1313.    Dip Limited Partnership

1314.    Dip Limited Partnership II

1315.    Dip Limited Partnership III

1316.    Discovery Limited Partnership (MA)

1317.    Diversified Equities, L.P.

1318.    Dixie Apartments Associates, LTD.

1319.    Downing Apartments

1320.    Drexel Burnham Lambert Real Estate Associates II (NY)

1321.    Drexel Burnham Lambert Real Estate Associates III (NY)

1322.    Druid Hills Apartments, LP

1323.    Duke Manor Associates

1324.    Duquesne Associates No. 1

1325.    Eagle's Nest Partnership (TX)

1326.    East Hampton Ltd Partnership

1327.    East Windsor 255 Limited Partnership [(DE)]

1328.    Eastcourt Village Partners

1329.    Eastgreen, Ltd. (TN)

1330.    Easton Terrace II Associates Ltd Partnership (DE)

1331.    Easton Terrace I Associates Ltd Partnership

1332.    Eastridge Apartments

1333.    Edgewood II Associates (GA)

1334.    Edmond Estates Limited Partnership (AL)

1335.    Elden Limited Partnership

1336.    Elderly Housing Associates Limited Partnership (MD)

1337.    Elm Creek Limited Partnership (IL)

1338.    Emory Grove Limited Partnership

1339.    English Manor Joint Venture (TX)

1340.    English Manor Partners (TX)

1341.    Esbro Limited Partnership

1342.    Eustis Apartments Ltd

1343.    Everest Investors 5, L.L.C. (CA)

1344.    Evergreen Club Limited Partnership (MA)

1345.    Factory Merchants AIP IV LP

1346.    Fairburn & Gordon Associates Phase II

1347.    Fairburn & Gordon Associates Phase I

1348.    Fairfax Associates (VA)

1349.    Fairmeadows Limited Partnership

1350.    Fairmont #2 Ltd Partnership

1351.    Fairmont #1 Ltd Partnership

1352.    Fairview Homes Associates

1353.    Fairview Gardens LP

1354.    Fairwood Associates

1355.    Federal Square Village Ltd Partnership

1356.    Fernando Associates, LTD.

1357.    Ferncliff Limited Partnership

1358.    Field Associates

1359.    Fifth Springhill Lake Limited Partnership

1360.    Fifty-One North High Street LP

1361.    First Springhill Lake Limited Partnership

1362.    First Alexandria Associates (VA)

1363.    Fisherman's Wharf Partners (TX)

1364.    Fisherman's Landing Apartments Limited Partnership (FL)

1365.    Flatbush Nsa Associates Ltd Partnership

1366.    FMI Limited Partnership (PA)

1367.    Fondren Court Partners, Ltd. (TX)

1368.    Foothill Chimney Assocs. LP

1369.    Forest Apartments Associates

1370.    Forest Green Limited Partnership

1371.    Forrester Gardens Ltd

1372.    Forst Park Elderly Associates Ltd Partnership

1373.    Fort Collins Co. Ltd

1374.    Fort Carson Associates Ltd Partnership

1375.    Four Winds CPGF 22, LP

1376.    Four Quarters Habitat Apts. Assocs.

1377.    Fox Growth Partners (CA) - Active

1378.    Fourth Springhill Lake Limited Partnership

1379.    Fox Partners VIII (CA general partnership)

1380.    Fox Partners IX (CA general partnership)

1381.    Fox Partners V (CA general partnership)

1382.    Fox Partners VI (CA general partnership)

1383.    Fox Realty Partners '77, Ltd. (CA) - Active

1384.    Fox Run AP XI LP

1385.    Fox Run AP XI GP, LP

1386.    Fox Partners VII (CA general partnership)

1387.    Fox Partners IX (CA General Partnership)

1388.    Fox Partners IV (CA general partnership)

1389.    Fox Partners III (CA general partnership)

1390.    Fox Partners II (CA general partnership)

1391.    Fox Partners (CA general partnership)

1392.    Fox Strategic Housing Income Partners (CA)

1393.    Foxfire Apts. V LP

1394.    Foxfire Associates, a South Carolina Limited Partnership (SC)

1395.    Foxwood II-REO, L.P.

1396.    Franklin Park Ltd Partnership (PA)

1397.    Franklin Chandler Associates (PA)

1398.    Franklin Chapel Hill Associates (PA)

1399.    Franklin Eagle Rock Associates (PA)

1400.    Franklin Housing Associates [(PA)]

1401.    Franklin Huntsville Associates (PA)

1402.    Franklin New York Avenue Associates [(PA)]

1403.    Franklin Woods Associates (PA)

1404.    Franklin Pheasant Ridge Associates (PA)

1405.    Franklin Pine Ridge Associates (PA)

1406.    Franklin Ridgewood Associates (PA)

1407.    Franklin Square School Associates Ltd Partnership (PA)

1408.    Franklin Victoria Associates I (TX)

1409.    Freeman Equities, L.P.

1410.    Friendset Housing Co Ltd Partnership

1411.    Friendship Court, LP

1412.    Frio Housing Ltd Partnership

1413.    FRP Limited Partnership (PA)

1414.    G.P. Municipal Holdings, LLC (DE)

1415.    Galion Limited Partnership

1416.    Galleria Office Partners, Ltd. (TX)

1417.    Garfield Hills Associates (DC)

1418.    Gate Manor Apartments Ltd

1419.    Gates Mills I Limited Partnership

1420.    Gateway Village Associates

1421.    Genesee Gardens Associates Ltd Partnership

1422.    Georgetown of Columbus Associates, L.P. (DE)

1423.    Georgetown AIP II, Ltd. (MA)

1424.    GHI II Big River Associates

1425.    GHI Associates

1426.    Gladys Hampton Homes Associates Ltd Partnership

1427.    Glenbrook Limited Partnership (MA)

1428.    Glendale Terrace LP

1429.    Golden Apartments II

1430.    Golden Apartments I

1431.    Governor's Park Apt. VII LP

1432.    Governors Associates, L.P.

1433.    GP Services XIX, Inc. (SC)

1434.    GP Services XVII, Inc. (SC)

1435.    Granada AIP 6 Ltd

1436.    Grandland Realty Associates (GA)

1437.    Grandview Apartments

1438.    Great Southwest GP, L.L.C (SC)

1439.    Great Southwest Industrial, L.P. (SC)

1440.    Greater Richmond Community Development Corp. #2 & Associates

1441.    Greater Mount Calvary Terrace, Ltd. (GA)

1442.    Greater Hartford Associates (CT)

1443.    Greater Richmond Community Development Corp. #1 & Associates

1444.    Green Mountain Manor Ltd Partnership

1445.    Greenfield Apartments Ltd Partnership

1446.    Greenfield North Apartments Ltd Partnership

1447.    Greentree Associates (IL)

1448.    Greenville Arms, LP

1449.    Griffith Limited Partnership

1450.    Grosvenor House Associates Limited Partnership (MA)

1451.    Grove Park Villas, Ltd

1452.    Growth Hotel Investors II (CA) - Active

1453.    Growth Hotel Investors (CA) - Active

1454.    Growth Hotel Investors Combined Fund #1

1455.    GSSW-REO Confederate Ridge, L.P. (MS)

1456.    GSSW-REO Providence Place, L.P. (TX)

1457.    GSSW-REO Pebblecreek, L.P. (TX)

1458.    GSSW-REO Dallas, L.P. (TX)

1459.    GSSW-REO Limited Partnership II (SC)

1460.    GSSW-REO Timberline, L.P. (TX)

1461.    GSSW-Woods on the Fairway, L.P. (TX)

1462.    Gulf Coast Partners, Ltd. (AL)

1463.    Gulf Coast Holdings Ltd

1464.    Gulfgate Partners, Ltd. (TX)

1465.    Gulfport Apts. Ltd.

1466.    Gulfway Limited Partnership

1467.    GW Carver Ltd

1468.    Haili Associates

1469.    Haines Associates Ltd Partnership

1470.    Hainlin Mills Apt. Assoc., Ltd.

1471.    Halls Mill Ltd.

1472.    Hamilton House Associates (FL)

1473.    Hampton Hill Partners (TX)

1474.    Hampton Greens CPGF 22, LP

1475.    Hampton/GHI Associates No. 1

1476.    Hampton/GHI Associates No. 2

1477.    Harbor Court Associates, LTD.

1478.    Harbor Landing AP XI, LP (SC)

1479.    Harold House Limited Partnership (FL)

1480.    Harris Park Ltd Partnership

1481.    Hastings Green Partners, Ltd. (TX)

1482.    Hastings Place Partners (TX)

1483.    Hatillo Housing Associates

1484.    Hattiesburg Ltd.

1485.    HCW General Partners, Ltd. (TX)

1486.    HCW Pension Real Estate Fund Limited Partnership (MA)

1487.    Heather Associates (IL)

1488.    Heatherwood-REO, L.P. (TX)

1489.    Heights Associates Ltd Partnership

1490.    Hemingway Housing Associates Ltd Partnership

1491.    Heritage Village Limited Partnership (CT)

1492.    Hickory Ridge Associates, Ltd. (FL)

1493.    Hickory Heights Apartments, LP

1494.    Highland Park Partners (IL)

1495.    Highlands Village II Ltd

1496.    Highridge Associates, L.P. (DE)

1497.    Hillcrest Green Apartments Ltd

1498.    Hillside Village Associates

1499.    Hilltop Apartments Associates

1500.    Hilltop Limited Partnership

1501.    Hollows Associates Ltd Partnership

1502.    Holly Court, LP

1503.    Hollywood Gardens (DC)

1504.    HomeCorp Investments, Ltd. (AL)

1505.    Homestead Apartments Associates, Ltd.

1506.    Homestead Apartments Associates II, Ltd.

1507.    Homestead III Associates, Ltd.

1508.    Hospitality Inns Jacksonville Ltd II

1509.    Hospitality Inns Pensacola, Ltd.

1510.    Hospitality Inns Pensacola, Ltd. II

1511.    Hospitality Partners II (CA)

1512.    Hospitality Pensacola Partners, Ltd. (CA)

1513.    Housing Assistance Of Mt. Dora Ltd

1514.    Housing Assistance Sebring Ltd

1515.    Housing Assistance Of Vero Beach Ltd

1516.    Housing Assistance Of Orange City Ltd

1517.    Houston Pines Ltd

1518.    Houston Aristocrat Apartments Ltd Partnership

1519.    HRH Properties, Ltd.

1520.    Hudson Terrace Associates Ltd Partnership

1521.    Hunt Club Associates, Ltd.  (TX) (pending dissolution)

1522.    Hunter's Glen (Phase I) AP XII LP

1523.    Hunter's Glen AP XII LP

1524.    Hunter's Glen Phase I GP, LLC (SC)

1525.    Hunter's Glen Phase V GP, LLC (SC)

1526.    Hunters Run Partners Ltd. (GA)

1527.    Hurbell II Limited Partnership

1528.    Hurbell III Ltd Partnership

1529.    Hurbell IV Limited Partnership

1530.    Hurbell I Limited Partnership

1531.    IDA Tower

1532.    Indian Valley III Limited Partnership

1533.    Indian Valley I Limited Partnership

1534.    Indian Valley II Limited Partnership

1535.    Ingram Square Apartments Ltd

1536.    Insignia Jacques Miller, L.P.

1537.    Insignia Properties, L.P. (DE)

1538.    International Plaza Associates, LTD

1539.    Intown West Associates Ltd Partnership

1540.    Investors First-Staged Equity, L.P. (DE)

1541.    Investors First-Staged Equity, L.P. II (DE)

1542.    IPLP Midrise, L.L.C. (DE)

1543.    IPLP Acquisition I, L.L.C. (DE)

1544.    Ivanhoe Associates Limited Partnership (PA)

1545.    J.W. English, Fondren Court Partners (TX)

1546.    J.W. English, Camelot Apartments (TX)

1547.    J.W. English Swiss Village Partners, Ltd. (TX)

1548.    Jacques-Miller Associates (TN limited partnership)

1549.    Jamestown Village Associates

1550.    Jersey Park Associates Ltd Partnership

1551.    JFK Associates

1552.    JMA Equities, L.P. (DE)

1553.    Johnson Court LP

1554.    Johnston Square Associates Ltd Partnership

1555.    Johnstown/Consolidated Income Partners / 2 (CA)

1556.    Johnstown/Consolidated Income Partners, A California Limited
         Partnership

1557.    Jupiter - I, L.P. (DE)

1558.    Jupiter - II, L.P. (DE)

1559.    JVL 19 Associates Ltd Partnership Verified

1560.    JVL Limited Partnership

1561.    JVL Sixteen Limited Partnership

1562.    JVL 18 Associates Ltd Partnership Verified

1563.    Kalmia Apts. LP

1564.    Kapuna Associates

1565.    Kemar Townhouse Associates, L.P. (IN)

1566.    Kendall Court Associates, Ltd.

1567.    Kendall Townhome Investors, Ltd. (FL)

1568.    Kennedy Boulevard II GP, LLC

1569.    Kennedy Boulevard III GP, LLC (SC)

1570.    Kennedy Boulevard Associates

1571.    Kennedy Boulevard I GP, LLC (SC)

1572.    Kennedy Boulevard Associates I, L.P. (PA)

1573.    Kennedy Boulevard Associates II, L.P. (PA) (pending dissolution)

1574.    Kennedy Boulevard Associates III, L.P. (PA) (pending dissolution)

1575.    Kennedy Boulevard Associates IV, L.P.  (PA)(1) (pending dissolution)

1576.    Kennedy Homes Limited Partnership

1577.    Kenneth Court LP

1578.    Kenneth Arms

1579.    Key Parkway West Associates (MA)

1580.    Kimberly Associates Limited Partnership

1581.    Kimberton Apartments Associates Limited Partnership

1582.    Kinard LP

1583.    King Bell Associates

1584.    Knollcrest Apartments Ltd Partnership

1585.    Koolau Housing Associates

1586.    La Colina Partners, Ltd.

1587.    La Colina Partners, Ltd. (CA)

1588.    La Colina Ranch Apartments Ltd.

1589.    La Salle Apartments

1590.    La Vista Associates

1591.    La Fontenay LP

1592.    Lafayette Square, Ltd. (TN)

1593.    Lafayette Manor Associates Ltd Partnership

1594.    Lafayette Square Associates

1595.    Lafayette Towne Elderly, Ltd. (MO)

1596.    Lafayette Towne Family, Ltd. (MO)

1597.    Laing Village Ltd Partnership

1598.    LaJolla Partnership (TX)

1599.    Lake Avenue Associates

1600.    Lake Avenue Offices Ltd

1601.    Lake Crossing Limited Partnership (GA)

1602.    Lake Forest Apartments

1603.    Lake Wales Villas Ltd

1604.    Lake Eden Associates, L.P. (DE)

1605.    Lake Avenue Partners, Ltd. (CA)

1606.    Lake Meadows GP, LLC (SC)

1607.    Lakehaven Associates One (IL)

1608.    Lakehaven Associates Two (IL)

1609.    Lakeland East Limited Partnership (CT)

1610.    Lakeshore LP

1611.    Lakeside Village, Limited Partnership (TN)

1612.    Lakeside Villa Associates, Ltd.

1613.    Lakeview Arms Associates Lts Partnership

1614.    Lakeview Villas Ltd

1615.    Lakewood Associates, L.P. (DE)

1616.    Lakewood AOPL LP

1617.    Landau Apartments Company, LP

1618.    Landings CPF 16, L.P. (DE)

1619.    La Fontenay LLC

1620.    Landmark Associates, Ltd. (TN)

1621.    Las Americas Housing Associates

1622.    Lassen Associates (DC)

1623.    Lauderdale Towers-REO, L.P. (TX)

1624.    Lauderdale Lakes Associates, Ltd.

1625.    Laurel Gardens, a Partnership In Commendam

1626.    Laurens Villas, LP

1627.    Lawndale Square-REO, L.P. (TX)

1628.    Lazy Hollow Partners (a general partnership)

1629.    Le Mans Apartments LP

1630.    Lee Hy Manor Associates Ltd Partnership

1631.    Lewisburg Associates

1632.    Lincmar Associates (CA)

1633.    Lincoln Park Associates (CO)

1634.    Linden Court Associates Ltd Partnership

1635.    Lock Haven Gardens Associates

1636.    Lock Haven Elderly Associates

1637.    Long Meadow Apartments, LP

1638.    Loring Towers Associates

1639.    Loring Towers Apartments Limited Partnership

1640.    Loudoun House Ltd Partnership

1641.    Louisbourg Elderly Associates

1642.    Ludlam Gardens Apartments, LTD.

1643.    Lyncstar Integrated Communications LLC (CO)

1644.    M&P Development Co.

1645.    Madison River Properties, L.L.C. (DE)

1646.    Madison Apts. Assocs.

1647.    Madisonville, Ltd.

1648.    Magnolia State Partners, Ltd. (MS)

1649.    Manzanita Arms

1650.    Maple Park West Ltd Partnership

1651.    Maple Hill Associates

1652.    Marten Manor Realty Associates (IN)

1653.    Mayfair Manor Limited Partnership

1654.    MBRF Hunt Club GP, LLC (SC)

1655.    McColl Housing Associates

1656.    McCombs Pension Investment Fund, Ltd. (CA)

1657.    McCombs Realty Partners, L.P. (CA)

1658.    Meadow Wood Associates General Partnership

1659.    Meadowbrook Drive Limited Partnership (IL)

1660.    Meadowgreen Associates, LTD

1661.    Meadowood Townhouses III Limited Partnership

1662.    Meadowood Townhouses I Limited Partnership

1663.    Meadows IV Ltd.

1664.    Meadows II Ltd

1665.    Meadows Partners IV, Ltd. (MS)

1666.    Meadows Partners, Ltd. (MS)

1667.    Meadows Apartments Limited Partnership

1668.    Meadows East Apartments Limited Partnership

1669.    Meadows Limited Partnership (IL)

1670.    Menlo Limited Partnership

1671.    Merced Commons (DC)

1672.    Merced Commons II (DC)

1673.    Meridian-REO, L.P. (TX)

1674.    Merrifields Associates

1675.    Mesa Dunes MHP LP

1676.    Mesa Ridge Partnership (TX)

1677.    Mesa Dunes GP, LLC (SC)

1678.    Miami Elderly Associates Ltd Partnership

1679.    Miami Court Associates, LTD

1680.    Mid States Industrial Complex Ltd

1681.    Mid-States Partners, Ltd. (CA)

1682.    Midtown Plaza Associates, Ltd.

1683.    Mill Street Associates Ltd Partnership

1684.    Miller Village (Eastline Associates)

1685.    Milliken Apartments Company

1686.    Minneapolis Business Park JV

1687.    Miramar Housing Associates Ltd Partnership

1688.    Misty Woods CPF 19, LP (DE)

1689.    Monaco Arms Associates II Ltd

1690.    Monaco Arms Associates I

1691.    Monmouth Associates Ltd Partnership

1692.    Montblanc Gardens Apartments Associates

1693.    Montblanc Housing Associates

1694.    Montgomery Realty Company - 84 (CA General Partnership)

1695.    Montgomery Partners, Ltd.

1696.    Montgomery Realty Company - 85 (CA General Partnership)

1697.    Montgomery Realty Company - 80 (CA)

1698.    Montgomery Realty Company - 83 (CA General Partnership)

1699.    Monument Street Ltd Partnership

1700.    Moral Gardens Associates

1701.    Morrisania Towers Housing Company Ltd Partnership

1702.    Morton Towers Apartments, L.P. (DE)

1703.    Moss Gardens Ltd, a Partnership in Commendam

1704.    Mountain Run, L.P. (DE)

1705.    MRI Business Properties Fund, Ltd. (CA) - Active

1706.    MRR Ltd Partnership

1707.    Multi-Benefit Realty Funds 87-1, California Limited Partnerships (A)

1708.    Multi-Benefit Realty Funds 87-1, California Limited Partnerships (B)

1709.    Murphy-Blair Associates III (MO)

1710.    Muske Ltd Partnership

1711.    Natchez Ltd

1712.    Natick Associates

1713.    National Housing Partnership Realty Fund I

1714.    National Housing Partnership Realty Fund III

1715.    National Housing Partnership Realty Fund IV

1716.    National Housing Partnership Realty Fund Two

1717.    National Pinetree Limited Partnership (NC)

1718.    National Property Investors III (CA)

1719.    National Property Investors 4 (CA)

1720.    National Property Investors 5 (CA)

1721.    National Property Investors 6 (CA)

1722.    National Property Investors 7 (CA)

1723.    National Property Investors 8 (CA)

1724.    Neighborhoods of The Universities Lock Street Apartments Company

1725.    New Vistas Apartments Associates Phase II

1726.    New Fairways LP

1727.    New Hidden Acres, LP

1728.    New Horizons Associates, LTD.

1729.    New Lake Meadows LP

1730.    New Shelter V LP (DE)

1731.    New Timber Ridge GP, L.P. (DE)

1732.    New Timber Ridge, L.P. (DE)

1733.    New Snowden Village I LP (DE)

1734.    New Vistas Apartments Ltd Partnership

1735.    New West 111th Street Housing Company Ltd Partnership

1736.    New West 111th Street Two Associates Ltd Partnership

1737.    Newberry Arms, LP

1738.    Newton Hill Limited Partnership

1739.    NHP Bayberry Associates LP

1740.    NHP Bayberry, LP

1741.    NHP Bayshore Associates L.P.

1742.    NHP Bayshore, L.P.

1743.    NHP Carriage Associates LP

1744.    NHP Carriage, LP

1745.    NHP Center Associates LP

1746.    NHP Center, LP

1747.    NHP Chapparal Associates LP

1748.    NHP Coach Associates LP

1749.    NHP Coach, LP

1750.    NHP Cornerstone Associates, LP

1751.    NHP Cornerstone, LP

1752.    NHP Country Club Woods Associates LP

1753.    NHP Cranbrook Club Associates L.P.

1754.    NHP Cranbrook Club Limited Partnership

1755.    NHP Dove Associates, LP

1756.    NHP Dove, LP

1757.    NHP Elk Associates, LP

1758.    NHP Elk, LP

1759.    NHP Employee Limited Partnership (DC)

1760.    NHP Forest II Associates, LP

1761.    NHP Forest II, LP

1762.    NHP Forest IV Associates, LP

1763.    NHP Forest IV, LP

1764.    NHP Gates of Arlington Associates LP

1765.    NHP Gates of Arlington, LP

1766.    NHP Green Associates LP

1767.    NHP Green, LP

1768.    NHP Greenbriar Associates LP

1769.    NHP Heather I Associates LP

1770.    NHP Heather I, LP

1771.    NHP Heather II Associates, LP

1772.    NHP Heather II LP

1773.    NHP Hessian Hills Associates LP

1774.    NHP/HG Ten, L.P. (DE)

1775.    NHP High River Associates LP

1776.    NHP Hollymead Associates L.P.

1777.    NHP Hollymead L.P.

1778.    NHP Joint Ventures, Inc. (DE)

1779.    NHP Kingston Associates L.P.

1780.    NHP Kingston L.P.

1781.    NHP Lane Associates LP

1782.    NHP Lane, LP

1783.    NHP Laurel III  Associates, LP

1784.    NHP Laurel III, LP

1785.    NHP Longfellow Associates, LP

1786.    NHP Longfellow, LP

1787.    NHP Mattapony, LP

1788.    NHP Mid-Atlantic Partners One Limited Partnership (DE)

1789.    NHP Mid-Atlantic Partners Three Limited Partnership (DE)

1790.    NHP Mid-Atlantic Partners Two Limited Partnership (DE)

1791.    NHP Midland Associates LP

1792.    NHP Midland, LP

1793.    NHP Mill Creek Associates LP

1794.    NHP Mill Creek, LP

1795.    NHP Oak Associates LP

1796.    NHP Oak, LP

1797.    NHP Paradise Bay Associates, LP

1798.    NHP Paradise Bay, LP

1799.    NHP Park Associates LP

1800.    NHP Park, LP

1801.    NHP Park Village Associates L.P.

1802.    NHP Park Village Limited Partnership

1803.    NHP Parkview Associates LP

1804.    NHP Parkview, LP

1805.    NHP Parkway Associates L.P.

1806.    NHP Parkway L.P.

1807.    NHP Partners Two Limited Partnership (DE)

1808.    NHP Pembroke Associates LP

1809.    NHP Pembroke Courts Associates L.P

1810.    NHP Pembroke Courts L.P

1811.    NHP Pine Creek Manor Associates, LP

1812.    NHP Pine Creek Manor, LP

1813.    NHP Port Richey Associates LP

1814.    NHP Port Richey, LP

1815.    NHP Ramblewood Associates L.P.

1816.    NHP Ramblewood L.P.

1817.    NHP Regal Associates LP

1818.    NHP Regal, LP

1819.    NHP Ridgewood Partners, L.P. (DE)

1820.    NHP Southwest Partners, L.P. (DE)

1821.    NHP Spring Lake Manor Associates LP

1822.    NHP Summer Associates LP

1823.    NHP Summer, LP

1824.    NHP Summit Associates LP

1825.    NHP Summit, LP

1826.    NHP Sunridge Associates LP

1827.    NHP Sunridge, LP

1828.    NHP Three Chopt West Associates LP

1829.    NHP Timberview Associates LP

1830.    NHP Timberview, LP

1831.    NHP Town & Country/Country Place, LP

1832.    NHP Townhouse Associates LP

1833.    NHP Tropical Gardens Associates L.P.

1834.    NHP Tropical Gardens Limited Partnership

1835.    NHP Twin Associates LP

1836.    NHP Twin Gates East Associates LP

1837.    NHP Twin, LP

1838.    NHP Villa Associates LP

1839.    NHP Villa, LP

1840.    NHP Villas Associates L.P.

1841.    NHP Villas L.P.

1842.    NHP Will-O-Wisp Arms Associates LP

1843.    NHP Windsor Crossing Associates, L.P.

1844.    NHP Windsor Crossing, L.P.

1845.    NHP Woodcreek Associates LP

1846.    NHP Woodcreek, LP

1847.    NHP Woodshire Associates L.P.

1848.    NHP Woodshire, L.P.

1849.    Ninth Springhill Lake Limited Partnership

1850.    Nob Hill Villa Apts. Assocs. LP

1851.    Norco Associates (PA)

1852.    North River Village III

1853.    North Lake Terrace Associates Ltd Partnership

1854.    North Washington Park Partnership

1855.    North River Village III GP LP

1856.    North Coast/Syracuse LP

1857.    Northbrook Partners, Ltd.

1858.    Northbrook Apts. Ltd

1859.    Northgate Limited, L.P. (DE)

1860.    Northgate Village Limited Partnership

1861.    Northwest Terrace Associates Ltd Partnership

1862.    NPI-AP Management, L.P. (DE)

1863.    NPI-CL Management, L.P. (DE)

1864.    Oak Park Partnership (IL)

1865.    Oak West Ltd Partnership

1866.    Oak Run LLC  (SC)

1867.    Oak Falls Partners (TX)

1868.    Oak Hill Apartment Associates

1869.    Oak Hollow South Associates

1870.    Oak Park Partnership (IL)

1871.    Oakland City/West End Associates, Ltd. (GA)

1872.    Oakland Village Townhouse Associates Ltd Partnership

1873.    Oakland Company, LP

1874.    Oakwood Limited Partnership

1875.    Ocala Place Ltd.

1876.    OFA Partners (PA)

1877.    Old Farm Associates (PA)

1878.    Olde Rivertown Venture (IN)

1879.    Olde Mill Investors Limited Partnership (DE)

1880.    One West Conway Associates Ltd Partnership

1881.    One Lytle Place (OH)

1882.    Opa Locka Associates, LTD.

1883.    Orange Village Associates (PA)

1884.    Orange City Villas II Ltd

1885.    Orangeburg Manor

1886.    Orchard Park Joint Venture

1887.    Orchard Mews Associates Ltd Partnership

1888.    Orchard Park Apartments, L.P.

1889.    Orlando-Lake Conway Limited Partnership (CT)

1890.    OTC Apartments Limited Partnership (FL)

1891.    Outlets GP, L.L.C. (SC)

1892.    Outlets Mall LP (DE)

1893.    Outlets Mall GP Limited Partnership (DE)

1894.    Overbrook Park Ltd

1895.    Overlook Apartments Associates Ltd (GA)

1896.    Oxford Apartments Ltd

1897.    Oxford Place Associates

1898.    Oxford Oaks Investors Ltd Partnership

1899.    P W VI Associates Ltd Partnership

1900.    P W III Associates Ltd Partnership

1901.    P W IV Associates Ltd Partnership

1902.    P W V Associates Ltd Partnership

1903.    P.A.C. Land II Limited Partnership (OH)

1904.    Palm Lake Associates, LTD.

1905.    Palm Beach Apartments, L.P.

1906.    Palm House Ltd Partnership

1907.    Palmer Square Apartments Associates

1908.    Park Avenue West I Limited Partnership

1909.    Park Avenue West II Limited Partnership

1910.    Park Creek Ltd Partnership

1911.    Parkview Arms Associates I Ltd Partnership

1912.    Parkview Arms Associates II Ltd Partnership

1913.    Parkview Apartments Ltd Partnership

1914.    Parkview Associates Ltd Partnership Verified

1915.    Parkways Associates Ltd Partnership

1916.    Patman Switch Associates

1917.    Pavilion Associates

1918.    Pelham Place GP Limited Partnership

1919.    Pelham Place L.P.

1920.    Pendleton Riverside Apartments Oregon Ltd

1921.    Penn Hall Associates Ltd Partnership

1922.    Peppermill Place Partners (TX)

1923.    Peppertree Village Of Avon Park Ltd

1924.    Pershing Waterman Phase I Ltd Partnership

1925.    Pickwick Place AP XII, LP

1926.    PineHaven Villas Apartments LP

1927.    Pinehurst, Ltd.

1928.    Pittsfield Neighborhood Associates

1929.    Place One Ltd Partnership

1930.    Placid Lake Associates, Ltd. (FL)

1931.    Plainview Apartments, LP

1932.    Plantation Partners Ltd. (FL)

1933.    Plantation Creek CPGF 22, LP

1934.    Pleasant Valley Apartments Ltd Partnership

1935.    Point West Associates Limited Partnership (pending dissolution)

1936.    Point West Limited Partnership (KS)

1937.    Point James Apts., LP

1938.    Polynesian Apartments Associates, LTD.

1939.    Poplar Square GP LP (SC)

1940.    Poplar Square AIP III LP (SC)

1941.    Porterwood-REO, L.P. (TX)

1942.    Portfolio Properties Eight Associates (DC)

1943.    Portland Plaza Ltd Partnership

1944.    Portner Place Associates Ltd Partnership

1945.    Post Ridge Associates, Ltd.

1946.    Post Street Associates Ltd Partnership

1947.    Preferred Properties Fund 82 (CA)

1948.    Preferred Properties Fund 80 (CA)

1949.    Pride Gardens

1950.    Prime H.C. Limited Partnership (TX)

1951.    Prime Crest, L.P. (TX)

1952.    Prime Aspen Limited Partnership (TX)

1953.    Prince Street Towers Ltd Partnership

1954.    Property Asset Management Services, L.L.C.
         (DE- converted from L.P. in 1999)

1955.    Property Asset Management Services-California, L.L.C. (CA)

1956.    Pueblo Ltd Partnership

1957.    Quail Run IV GP LP

1958.    Quail Woods Developers

1959.    Quail Run IV LP

1960.    Quail Run Associates, L.P. (DE)

1961.    Queen's Court Joint Venture (TN)

1962.    Queenstown Apartments Ltd Partnership

1963.    Quint Properties

1964.    Raintree Pensacola, L.P. (SC)

1965.    Raintree GP, L.L.C. (SC)

1966.    Ramblewood LP

1967.    Ramblewood Services, LLC (DE)

1968.    Rancho Townhouse Associates (DC)

1969.    Rancho Arms

1970.    Randol Crossing Investors (IL)

1971.    Randol Crossing Partners (IL)

1972.    Raymonia Apts. LP

1973.    RC Associates (IL)

1974.    Real Estate Venture Fund III Limited Partnership

1975.    Red River Estates, LP

1976.    Reedy River, L.L.C. (DE)

1977.    Registry Square Ltd Partnership

1978.    Related/Advance Capital, Ltd. (FL)

1979.    Related/GMN Biscayne, Ltd. (FL)

1980.    Related/GMN Teal, Ltd. (FL)

1981.    Related Management Company of Florida

1982.    Related/Winchester, Ltd. (FL)

1983.    Residual Equities, L.P. (DE)

1984.    Restaurant Properties 1978, Ltd. (TN)

1985.    Retirement Manor Associates (CA)

1986.    RI-15 Limited Partnership (DC)

1987.    Richlieu Associates

1988.    Ridge Carlton Associates (MA)

1989.    Ridgecrest Associates (IL)

1990.    Riding Club, Ltd. (DE)

1991.    River Loft Associates (MA)

1992.    River Hill, Limited (TN)

1993.    River Loft Apartments Limited Partnership (PA)

1994.    River Woods Associates Ltd Partnership

1995.    Rivercreek  Apartments Limited Partnership

1996.    Rivercrest Apartments LP (SC)

1997.    Riverfront Apartments Ltd Partnership

1998.    Riverside Park Associates Limited Partnership (DE)

1999.    Riverview II Associates

2000.    Riverwalk Associates LP

2001.    Rockwell Limited Partnership

2002.    Rodeo Drive Limited Partnership (CA)

2003.    Rolling Meadows Of Ada Ltd

2004.    Roosevelt Gardens II

2005.    Roosevelt Gardens LP

2006.    Royal Coast Apt. Assoc., Ltd.

2007.    Royal Towers Limited Partnership

2008.    RT Homestead Assoc., Ltd. (FL)

2009.    RT Walden Associates, Ltd. (FL)

2010.    Ruffin Road Associates Limited Partnership (VA)

2011.    Ruscombe Gardens Ltd Partnership

2012.    Russ Allen Plaza Associates, LTD

2013.    Rutherford Park Townhouses Associates

2014.    S.A. Apartments, Ltd. (AL)

2015.    Sabal Palm Associates, Ltd.

2016.    SAHF I Limited Partnership (DE)

2017.    SAHF II Limited Partnership (DE)

2018.    Saint George Villas (SC)

2019.    Salem GP, L.L.C. (SC)

2020.    Salem Court House LP

2021.    Salem Arms of Augusta LP

2022.    San Juan Apartments

2023.    San Souci-REO, L.P. (TX)

2024.    San Juan del Centro Limited Partnership

2025.    San Jose Limited Partnership

2026.    Sandy Springs Associates Ltd

2027.    Scotch Associates Limited Partnership (PA)

2028.    Scotch Lane Associates (PA)

2029.    Seagrape Village Associates, LTD.

2030.    Seaside Point Partners, Ltd. (TX)

2031.    Seasons Apartments, L.L.C. (TX)

2032.    Seasons Apartments, L.P. (TX)

2033.    Sencit Selinsgrove Associates

2034.    Sencit Towne House LP

2035.    Sencit New York Avenue Associates

2036.    Sencit Kelly Township Associates

2037.    Sencit F/G Metropolitan Associates (NJ)

2038.    Sencit Lebanon Company

2039.    Sencit Jacksonville Company, Ltd

2040.    Serramonte Plaza, a California Limited Partnership

2041.    Shaker Square, L.P. (DE)

2042.    Serramonte Plaza, a California Limited Partnership

2043.    Seventh Springhill Lake Limited Partnership

2044.    Shannon Manor

2045.    Sharon Woods, Limited (A Tennessee Limited Partnership)

2046.    Shearson/Calmark Heritage Park, Ltd. (CA)

2047.    Shearson/Calmark Heritage Park II, Ltd. (CA)

2048.    Shelter V GP SC LP

2049.    Shelter Properties V (A South Carolina Limited Partnership)

2050.    Shelter IV GP LP

2051.    Shelter Properties I (A South Carolina Limited Partnership)

2052.    Shelter Properties III (A South Carolina Limited Partnership)

2053.    Shelter Properties VII (A South Carolina Limited Partnership)

2054.    Shelter Properties VI (A South Carolina Limited Partnership)

2055.    Shelter Properties IV (A South Carolina Limited Partnership)

2056.    Shelter Properties II (A South Carolina Limited Partnership)

2057.    Shelter I GP LP (DE)

2058.    Shelter III GP LP

2059.    Shelter V GP LP (DE)

2060.    Shelter VII GP LP

2061.    Sherman Terrace Associates

2062.    Shoreview Apartments

2063.    Signature Point Partners, Ltd. (TX)

2064.    Signature Point Joint Venture (TX)\

2065.    Silver Blue Lake Apartments, LTD

2066.    Site 10 Community Alliance Associates Ltd Partnership

2067.    Sixth Springhill Lake Limited Partnership

2068.    Sleepy Hollow Apartments Ltd Partnership

2069.    Snap IV Ltd Partnership

2070.    SNI Development Company Ltd Partnership

2071.    Snowden Village Associates, L.P. (DE)

2072.    Snowden Village GP Limited Partnership (DE)

2073.    Snowden GP, L.L.C.

2074.    Somerset Utah, L.P. (CO)

2075.    South Port CCP/IV, L.L.C.

2076.    South Brittany Oaks, L.P. (DE)

2077.    South Windrush Properties, L.P. (TX)

2078.    South Port Apartments, A California Limited Partnership

2079.    South Mountain Terrace Ltd

2080.    South Dade Apartments, LTD.

2081.    South Hiawassee Village Ltd

2082.    South La Mancha, L.P. (DE)

2083.    South Landmark Properties, L.P. (TX)

2084.    Southmont Apartments

2085.    Southridge Apartments Limited Partnership

2086.    Southridge Investors (IL)

2087.    Southridge Associates (IL)

2088.    Southward Limited Partnership (TX)

2089.    Southwest Associates, L.P. (DE)

2090.    Spring Meadow Limited Partnership

2091.    Springfield Facilities, LLC (MD)

2092.    Springhill Commercial Limited Partnership (MD)

2093.    Springhill Lake Investors Limited Partnership (MD)

2094.    Spruce Ltd Partnership

2095.    St. Nicholas Associates Ltd Partnership

2096.    Stafford Apartments Ltd Partnership

2097.    Stanbridge LP (Lakeshore I)

2098.    Standart Woods Associates Limited Partnership (DE)

2099.    Star Creek Assoc., Ltd.

2100.    Star Creek II Assoc., Ltd.

2101.    Staunton Heights LP (Lakeshore III)

2102.    Sterling Crest Joint Venture

2103.    Stirling Court Partners (TX)

2104.    Stock Island Ltd Partnership

2105.    Stone Hollow-REO, L.P. (TX)

2106.    Stone Ridge LLC

2107.    Stonecreek, Limited (TN)

2108.    Stoney Creek CPGF 22, LP

2109.    Stoney Greens, LLC (SC)

2110.    Stonybrook Apartments Associates (SC)

2111.    Storey Manor Associates Ltd Partnership

2112.    Stratford Place Investors Limited Partnership (DE)

2113.    Strawbridge Square Associates Ltd Partnership

2114.    Sturbrook Investors, Ltd.

2115.    Summersong Townhouse Ltd Partnership

2116.    Summerwalk NPI III, L.P.

2117.    Sunbury Partners, Ltd. (TX)

2118.    Sunrise Associates Ltd Partnership

2119.    Sunset Plaza Apartments

2120.    Susquehanna View LP

2121.    Sutton Place CCP V, LP

2122.    Swift Creek Apts. of Hartsville, LP

2123.    Sycamore Creek Associates, L.P. (DE)

2124.    T.M. Alexander Associates, LTD.

2125.    TAHF II Limited Partnership (DE)

2126.    Tamarac Pines II Ltd Partnership

2127.    Tamarac Pines Ltd Partnership

2128.    Tara Bridge Limited Partnership (GA)

2129.    Taunton II Associates

2130.    Taunton Green Associates

2131.    Teal Pointe Assoc., Ltd.

2132.    Texas Apartment Investors General Partnership (DE)

2133.    Texas Affordable Housing Investment Fund I Limited Partnership (NC)

2134.    Texas Residential Investors Limited Partnership (DE)

2135.    The Bluffs Development Limited Partnership

2136.    The Corners Apartments IV Limited Partnership (SC)

2137.    The Crossings II Limited Partnership (GA)

2138.    The Fondren Court Joint Venture (TX)

2139.    The Glens LP

2140.    The Houston Recovery Fund (TX)

2141.    The Meadows Apartments

2142.    The National Housing Partnership (DC)

2143.    The Park at Cedar Lawn, Ltd. (TX)

2144.    The Rogers Park Partnership

2145.    The Trails GP Limited Partnership

2146.    The Trails, LP

2147.    Third Springhill Lake Limited Partnership

2148.    Thrippence Associates, Ltd. (GA)

2149.    Thurber Manor Associates, L.P. (DE)

2150.    Tiffany Rehab Associates (MO)

2151.    Timberhill Associates LP

2152.    Timberlake Apartments Limited Partnership (TX)

2153.    Timberwoods Associates, LP

2154.    Timuquana Park Associates

2155.    Tinker Creek Limited Partnership

2156.    Tompkins Terrace Associates

2157.    Town North, a Limited Partnership

2158.    Towne Parc-REO, L.P. (TX)

2159.    Township at Highlands Partners, Ltd. (TX)

2160.    Townview Towers I Partnership, Ltd.

2161.    Treeslope Apartments Limited Partnership (SC)

2162.    Tri-Properties Associates, LP (SC)


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2163.    Trianon Ltd. A LP

2164.    Trinity Hills Village Apartments Ltd Partnership

2165.    Trinity Towers 14th Street Associates Ltd Partnership

2166.    Tumast Associates

2167.    Turnberry-REO, L.P. (TX)

2168.    Twin Gables Associates Ltd Partnership

2169.    Twin Towers Associates

2170.    Two Bridges Associates Ltd Partnership

2171.    Tyee Associates

2172.    U.S. Realty Partners, Limited Partnership (SC)

2173.    U.S. Shelter, LP

2174.    United Investors Income Properties (A Missouri Limited Partnership)

2175.    United Investors Growth Properties II (MO)

2176.    United Investors Growth Properties (A Missouri Limited Partnership)

2177.    United Investors Income Properties II (MO)

2178.    United Front Homes

2179.    United Handicap Federation Apartments Associates (MN)

2180.    United House Associates

2181.    United Housing Partners-Cuthbert Ltd

2182.    United Housing Partners Elmwood Ltd

2183.    United Housing Partners Morristown Ltd Partnership

2184.    United Housing Partners Welch Ltd

2185.    United Housing Partnership Carbondale Ltd

2186.    United Redevelopment Associates Ltd Partnership

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2187.    University Plaza Associates

2188.    Urbanizacion Maria Lopez Housing Company Ltd Partnership

2189.    US Realty I Limited Partnership

2190.    Vantage '78 Ltd Partnership

2191.    Verdes Del Oriente

2192.    Villa De Guadalupe Associates (DC)

2193.    Villa Nova, Ltd. (TN)

2194.    Village Apts.

2195.    Village Circle Apartments Ltd Partnership

2196.    Village Green Limited Partnership (FL)

2197.    Village Green Apartments Company Ltd

2198.    Vineville Towers Associates Ltd

2199.    Vista APX, Ltd.

2200.    Vistas De San Juan Associates Ltd Partnership

2201.    Vistula Heritage Village

2202.    VMS Apartment Portfolio Associates III, a California Limited
         Partnership

2203.    VMS 1985-253 Ltd (CA)

2204.    VMS National Residential Properties Joint Venture (IL)

2205.    VMS 1985-254 Ltd (CA)

2206.    VMS Apartment Portfolio Associates II, a California Limited Partnership

2207.    VMS National Residential Portfolio II

2208.    VMS National Residential Portfolio I

2209.    Voltaire Assocs. (GA)


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



2210.    Waico Phase II Associates Ltd Partnership

2211.    Waico Apartments Associates Ltd Partnership

2212.    Waipahu Associates

2213.    Walden Oaks Associates Ltd Partnership

2214.    Walden Pond Assoc., Ltd.

2215.    Walden Joint Venture Limited Partnership

2216.    Walhalla Gardens LP

2217.    Walker Springs, Limited (A Tennessee Limited Partnership)

2218.    Walmsley Terrace Associates Limited Partnership (VA)

2219.    Walnut Springs Associates (IL)

2220.    Walnut Springs Limited Partnership (IL)

2221.    Walnut Hills Associates Ltd

2222.    Walters/Property Asset Management Services, L.L.C. (DE)

2223.    Wash-West Properties

2224.    Washington Manor Limited Partnership (TX)

2225.    Washington Chinatown Associates Ltd Partnership

2226.    Waterford Square Apartments, Ltd.

2227.    Waterman Ltd Partnership

2228.    Waters Towers Associates Ltd Partnership

2229.    Waynesboro Ltd.

2230.    West Trails Partners, Ltd. (TX)

2231.    West Oak Village Limited Partnership

2232.    West Lake Arms Limited Partnership (DE)

2233.    Westbury Investors Limited Partnership (DE)

2234.    Westbury Limited Partnership (MD)

2235.    Westchase Midrise Office Partners, Ltd. (TX)

2236.    Western Can Ltd

2237.    Westgate Apartments

2238.    Westlake Apts. Assocs.

2239.    Westlake East Associates, L.P.

2240.    Westminster Ltd Partnership

2241.    Whispering Pines AIP 6 LP

2242.    Whitefield Place Ltd Partnership

2243.    Wigar Ltd Partnership

2244.    Williamsburg South Apartments LP

2245.    Williamsburg East-REO, L.P.

2246.    Williamsburg Limited Partnership (IL)

2247.    Willow Creek, L.P. (DE)

2248.    Winchester Gardens, Ltd.

2249.    Windsor Apartments Associates Limited Partnership

2250.    Windsor Crossings Limited Partnership

2251.    Windsor Hills I LP (DE)

2252.    Wingfield Club Investors, Limited Partnership (KS)

2253.    Wingfield Investors LP

2254.    Winnsboro Arms LP

2255.    Winrock Houston Limited Partnership (DE)

2256.    Winter Park Associates LP

2257.    Winthrop Houston Associates Limited Partnership (DE)

2258.    Winthrop Apartment Investors Limited Partnership (MD)

2259.    Winthrop Growth Investors I Limited Partnership (MA)

2260.    Winthrop Texas Investors Limited Partnership (MD)

2261.    Wolf Ridge Apartments, Ltd.

2262.    Wollaston Manor Associates

2263.    Wood Creek CPGF 22, LP

2264.    Woodberry Forest-REO, L.P. (TX)

2265.    Woodcrest Apartments, Ltd. (TX)

2266.    Woodhaven Associates, a Virginia  Limited Partnership

2267.    Woodhill Associates (IL)

2268.    Woodland Ridge Associates (IL)

2269.    Woodland Ridge II Partners (IL)

2270.    Woodland Apartments L.P.

2271.    Woodlawn Village Associates, L.P. (DE)

2272.    Woodmark Limited Partnership

2273.    Woodmere Associates, L.P. (DE)

2274.    Woods Mortgage Associates (PA)

2275.    Woods of Inverness CPF 16, L.P.

2276.    Woodside Village

2277.    Woodside Villas of Arcadia Ltd

2278.    Woodway Office Partners, Ltd. (TX)

2279.    Worcester Episcopal Housing Company

2280.    Wyckford Commons, L.P. (DE)

2281.    Wyntre Brook Associates (PA)

2282.    Yadkin Associates Ltd Partnership

2283.    Yorktown Towers Associates (IL)